[ALLEN ALLEN & HEMSLEY]




ALLENS
ARTHUR ROBINSON GROUP

SECURITY TRUST DEED
----------------------------------------





PERPETUAL TRUSTEES CONSOLIDATED LIMITED
(Chargor)


P.T. LIMITED
(Security Trustee)


WILMINGTON TRUST COMPANY
(Note Trustee)


CRUSADE MANAGEMENT LIMITED
(Manager)










Crusade Global Trust No. 1 of 2001









ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333





(C) Copyright Allen Allen & Hemsley 2001

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



TABLE OF CONTENTS


1.   DEFINITIONS AND INTERPRETATION                                           2

     1.1      Definitions                                                     2

     1.2      Master Trust Deed definitions and Trust Document amendments     6

     1.3      Interpretation                                                  7

     1.4      Determination, statement and certificate sufficient evidence    7

     1.5      Document or agreement                                           7

     1.6      Rights and obligations of Mortgagees                            7

     1.7      Transaction Document                                            8

     1.8      Chargor as trustee                                              8

     1.9      Knowledge of the Chargor                                        8

     1.10     Knowledge of Security Trustee                                   8


2.   APPOINTMENT OF SECURITY TRUSTEE                                          8

     2.1      The Security Trustee                                            8

     2.2      Resolution of Conflicts                                         9

     2.3      Duration of Trust                                               9

     2.4      Covenant                                                       10


3.   CHARGE 10

     3.1      Charge                                                         10

     3.2      Security                                                       10

     3.3      Prospective liability                                          10


4.   NATURE OF CHARGE                                                        10

     4.1      Priority                                                       10

     4.2      Nature of Charge                                               10

     4.3      Dealing with Mortgaged Property                                11

     4.4      Crystallisation                                                11

     4.5      De-crystallisation                                             12


5.   COVENANTS AND WARRANTIES                                                12


--------------------------------------------------------------------------------
                                                                          Page i

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


     5.1      Covenant                                                       12

     5.2      Negative covenants                                             13

     5.3      Warranty                                                       13

     5.4      Manager's undertakings                                         14


6.   FURTHER ASSURANCES                                                      15

     6.1      Further assurances                                             15


7.   NOTE TRUSTEE                                                            15

     7.1      Capacity                                                       15

     7.2      Exercise of rights                                             15

     7.3      Instructions or directions                                     15

     7.4      Payments                                                       15

     7.5      Notices                                                        16


8.   EVENTS OF DEFAULT                                                       16

     8.1      Events of Default                                              16

     8.2      Rights of the Security Trustee upon Event of Default           17

     8.3      Notify Events of Default                                       17


9.   ENFORCEMENT                                                             18

     9.1      Power to enforce                                               18

     9.2      No obligation to enforce                                       18

     9.3      Obligation to convene meeting                                  18

     9.4      Security Trustee to act in accordance with directions          18

     9.5      Security Trustee must receive indemnity                        19

     9.6      Limitation on rights of Mortgagees                             20

     9.7      Immaterial waivers                                             20

     9.8      Acts pursuant to resolutions                                   20

     9.9      Overriding provision                                           21


10.  APPOINTMENT OF RECEIVER                                                 21

     10.1     Appointment                                                    21

     10.2     Agent of Chargor                                               21


--------------------------------------------------------------------------------
                                                                         Page ii

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


     10.3     Receiver's powers                                              22

     10.4     Receiver appointed after commencement of winding up            24

     10.5     Powers exercisable by the Security Trustee                     24

     10.6     Withdrawal                                                     24


11.  REMUNERATION OF SECURITY TRUSTEE                                        25

     11.1     Costs                                                          25

     11.2     Fee                                                            25

     11.3     Cessation of Fee                                               25


12.  POWER OF ATTORNEY                                                       25


13.  COMPLETION OF BLANK SECURITIES                                          26


14.  PERFORMANCE OF CHARGOR'S OBLIGATIONS                                    26


15.  STATUTORY POWERS                                                        26

     15.1     Powers in augmentation                                         26

     15.2     Notice not required                                            27


16.  APPLICATION OF MONEYS RECEIVED                                          27

     16.1     Priorities                                                     27

     16.2     Moneys actually received                                       28

     16.3     Amounts contingently due                                       29

     16.4     Notice of subsequent Security Interests                        29

     16.5     Satisfaction of debts                                          29

     16.6     Payments into US$ Account                                      30


     16.7     Payments out of US$ Account                                    30

     16.8     Excluded amounts                                               30

     16.9     Proportionate Sharing                                          31


17.  OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY                        31


18.  PROTECTION OF MORTGAGEES, RECEIVER AND ATTORNEY                         32

--------------------------------------------------------------------------------
                                                                        Page iii

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


19.  PROTECTION OF THIRD PARTIES                                             32

     19.1     No enquiry                                                     32

     19.2     Receipt                                                        33


20.  EXPENSES, INDEMNITY                                                     33

     20.1     Expenses                                                       33

     20.2     Indemnity                                                      33


21.  CURRENCY INDEMNITY                                                      34


22.  STAMP DUTIES                                                            34


23.  INTEREST ON OVERDUE AMOUNTS                                             34

     23.1     Accrual                                                        34

     23.2     Payment                                                        35

     23.3     Rate                                                           35


24.  CERTIFICATE AS TO AMOUNT OF SECURED MONEYS, ETC.                        35


25.  SURVIVAL OF REPRESENTATIONS                                             35


26.  INDEMNITY AND REIMBURSEMENT OBLIGATIONS                                 35


27.  CONTINUING SECURITY                                                     36


28.  OTHER SECURITIES                                                        36


29.  DISCHARGE OF THE CHARGE                                                 36

     29.1     Release                                                        36

     29.2     Contingent liabilities                                         37

     29.3     Charge reinstated                                              37


30.  AMENDMENT                                                               37

     30.1     Approval of Manager                                            37

     30.2     Extraordinary Resolution of Voting Mortgagees                  38

     30.3     Distribution of amendments                                     38


--------------------------------------------------------------------------------
                                                                        Page iv

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

31.  CHARGOR'S LIABILITY                                                     38

     31.1     Limitation of liability                                        38

     31.2     Rights against Mortgaged Property preserved                    39

     31.3     Obligation Express                                             40


32.  WAIVERS, REMEDIES CUMULATIVE                                            40


33.  CONSENTS AND OPINION                                                    40


34.  SEVERABILITY OF PROVISIONS                                              40


35.  MORATORIUM LEGISLATION                                                  41


36.  ASSIGNMENTS                                                             41


37.  NOTICES                                                                 41


38.  RELATIONSHIP OF MORTGAGEES TO SECURITY TRUSTEE                          42

     38.1     Instructions; extent of discretion                             42

     38.2     No obligation to investigate authority                         42

     38.3     Delegation                                                     42

     38.4     Reliance on documents and experts                              43

     38.5     Notice of transfer                                             43

     38.6     Notice of default                                              43

     38.7     Security Trustee as Mortgagee                                  43

     38.8     Indemnity to Security Trustee                                  44

     38.9     Independent investigation                                      46

     38.10    No monitoring                                                  46

     38.11    Information                                                    46

     38.12    Conflicts                                                      46

     38.13    No Liability                                                   47


39.  RETIREMENT AND REMOVAL OF SECURITY TRUSTEE                              47

     39.1     Retirement                                                     47

     39.2     Removal                                                        47


--------------------------------------------------------------------------------
                                                                        Page v

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


     39.3     Replacement                                                    48

     39.4     Rating Agencies Approval                                       49


40.  MEETINGS OF MORTGAGEES                                                  49

     40.1     Limitation on Security Trustee's powers                        49

     40.2     Convening of meetings                                          49

     40.3     Notice of meetings                                             50

     40.4     Chairman                                                       50

     40.5     Quorum                                                         50

     40.6     Adjournment                                                    51

     40.7     Voting procedure                                               51

     40.8     Right to attend and speak                                      52

     40.9     Appointment of Proxies                                         53

     40.10    Corporate Representatives                                      53

     40.11    Rights of Representatives                                      53

     40.12    Extraordinary Resolutions                                      54

     40.13    Extraordinary Resolution binding on Mortgagees                 55

     40.14    Minutes and records                                            55

     40.15    Written resolutions                                            56

     40.16    Further procedures for meetings                                56

     40.17    Note Trustee rights                                            56


41.  AUTHORISED SIGNATORIES                                                  57


42.  GOVERNING LAW AND JURISDICTION                                          57


43.  COUNTERPARTS                                                            57


44.  SET-OFF                                                                 58


45.  ACKNOWLEDGEMENT BY CHARGOR                                              58


46.  INFORMATION MEMORANDUM                                                  58


47.  SECURITY TRUSTEE'S LIMITED LIABILITY                                    58


--------------------------------------------------------------------------------
                                                                        Page vi

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

     47.1     Reliance on certificate                                        58

     47.2     Security Trustee's reliance on Manager, Note
              Trustee or Servicer                                            59

     47.3     Compliance with laws                                           59

     47.4     Reliance on experts                                            59

     47.5     Oversights of others                                           60

     47.6     Powers, authorities and discretions                            60

     47.7     Impossibility or impracticability                              60

     47.8     Legal and other proceedings                                    60

     47.9     No liability except for negligence etc.                        61

     47.10    Further limitations on Security Trustee's
              liability                                                      61

     47.11    Conflicts                                                      63

     47.12    Information                                                    63

     47.13    Investigation by Security Trustee                              63


--------------------------------------------------------------------------------
                                                                        Page vii

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


DATE                                                    2001
-------------

PARTIES
-------------

          1. PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) of Level 3, 39 Hunter Street, Sydney, New South Wales 2000 in its capacity as trustee of the Crusade Global Trust No. 1 of 2001 (the CHARGOR);

          2. P.T. LIMITED (ABN 67 004 454 666) of Level 7, 39 Hunter Street, Sydney, NSW 2000 (the SECURITY TRUSTEE);

          3. CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (the MANAGER); and

          4. WILMINGTON TRUST COMPANY of Rodney Square North, 110 North Market Street, Wilmington, Delaware, 19890-0001 (the NOTE TRUSTEE, which expression shall, wherever the context requires, include any other person or company for the time being a note trustee under the Note Trust Deed).

RECITALS
-------------

          A The Chargor is the trustee, and the Manager is the manager, of the Trust.

          B Under the terms of the Master Trust Deed, the Chargor is authorised to enter into this deed to charge the Trust Assets (other than Excluded Assets) to secure the due and punctual performance of the obligations of the Chargor under the Trust Documents and the payment in full of the Secured Moneys to the Mortgagees and to charge the Excluded Assets to secure the due and punctual payment in full of the Secured Money (other than Excluded Advances).

          C The Security Trustee enters into this deed for itself and as trustee for each other Mortgagee.

          D The Note Trustee enters into this deed for itself and as trustee for each Noteholder.

--------------------------------------------------------------------------------

IT IS AGREED as follows.




--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


1.       DEFINITIONS AND INTERPRETATION
----------------------------------------------------------------

1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         ATTORNEY means any attorney appointed under this deed or any Collateral Security.

         CHARGE means the charge created by this deed.

         CHARGOR'S INDEMNITY means:

         (a) the Chargor's right of indemnity under the Master Trust Deed from the Trust Assets in respect of liabilities incurred by the Chargor acting in its capacity as trustee of the Trust; and

         (b) all equitable liens and other Security Interests which the Chargor has over the Trust Assets.

         CHARGE RELEASE DATE means, subject to clause 29.3, the date the Security Trustee discharges the Charge and this deed under clause 29.1.

         CLASS A TOTAL INVESTED AMOUNT means, at any time, the sum of:

         (a)   the aggregate Invested Amounts of all US$ Notes; and

         (b) the US$ Equivalent of the aggregate Invested Amount of the Class A-3 Notes,

         at that time.

         COLLATERAL SECURITY means any Security Interest, Guarantee or other document or agreement at any time created or entered into in favour of the Security Trustee as security for any Secured Moneys.

         EVENT OF DEFAULT means any of the events specified in clause 8.

         EXCLUDED ADVANCE means the provision or obtaining of funds by way of financial accommodation, on or after 1 July 2001, by means of:

         (a)   a loan that is:

               (i)   an advance of money;

               (ii) the payment of money for or on account of or on behalf of, or at the request of, any person;

               (iii) a forbearance to require the payment of money owing on any account; or

               (iv) any transaction in any form that in substance effects a loan of money; or

         (b) a bill facility that is one or more agreements, understandings or arrangements because of which a bill of exchange or promissory note:

               (i)   is drawn, accepted, endorsed or made; and

               (ii)  is held, negotiated or discounted to obtain funds,


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                  whether or not the funds are obtained from the person who draws, accepts, endorses or makes the bill of exchange or promissory note or from a person who is a party to any such agreement, understanding or arrangement, but does not include any such financial accommodation which the Trust Manager agrees is not an Excluded Advance and the inclusion of which, as an Excluded Advance, would not result in the downgrade or withdrawal of ratings of any Notes.

         EXCLUDED ASSETS means, at any time, any Trust Assets which, at that time, were or would be regarded, under the applicable stamp duty laws of Queensland or Victoria as located in either Queensland or Victoria respectively.

         EXTRAORDINARY RESOLUTION means in relation to the Voting Mortgagees:

         (c) a resolution passed at a meeting of the Voting Mortgagees duly convened and held in accordance with the provisions contained in this deed by a majority consisting of not less than three quarters of the votes capable of being cast at that meeting by Voting Mortgagees present in person or by proxy; or

         (d) a resolution in writing pursuant to clause 40.15 signed by all the Voting Mortgagees, and otherwise has the meaning given to it in the Master Trust Deed.

         GUARANTEE means any guarantee, indemnity, letter of credit, legally binding letter of comfort or suretyship, or any other obligation or irrevocable offer (whatever called and of whatever nature):

         (a)   to pay or to purchase;

         (b) to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

         (c) to indemnify against the consequences of default in the payment of; or

         (d)   to be responsible otherwise for,

         an obligation or indebtedness of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the insolvency or financial condition of another person.

         LIQUIDATION includes receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, bankruptcy or death.

         MASTER TRUST DEED means the Master Trust Deed dated 14 March 1998 between the Chargor as Trustee, the Manager and St. George.

         MORTGAGED PROPERTY means the property and rights mortgaged or charged by this deed or any Collateral Security.

         MORTGAGEE means:

         (a) the Security Trustee in relation to its rights (held in its own right or for the benefit of other Mortgagees) under this deed;


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) any Class A Noteholder, in relation to its rights under the Class A Notes held by it;

         (c) any Class B Noteholder in relation to its rights under the Class B Notes held by it;

         (d) any Class C Noteholder in relation to its rights under the Class C Notes held by it;

         (e) any Approved Seller in relation to any relevant Accrued Interest Adjustment and Redraws;

         (f) the Manager in relation to its rights as Manager under the Trust Documents for the Trust;

         (g) the Servicer in relation to its rights as Servicer under the Trust Documents for the Trust;

         (h) any Support Facility Provider in relation to its rights under each Support Facility for the Trust (other than a Mortgage Insurance Policy) to which it is a party;

         (i) the Note Trustee in relation to its rights (held on its own right or for the benefit of any US$ Noteholders) under the Transaction Documents;

         (j) each Paying Agent in relation to its rights under the Transaction Documents; or

         (k) each Note Manager in relation to its rights under the Trust Documents.

         NOTEHOLDER MORTGAGEES means, together:

         (a) the Note Trustee on behalf of the US$ Noteholders save that where the Note Trustee has become bound to take steps and/or proceed hereunder and fails to do so within a reasonable time and such failure is continuing, the US$ Noteholders and then only if and to the extent permitted by Australian law; and

         (b)   each A$ Noteholder.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated on or about the date of this deed issued under the Master Trust Deed in relation to the Trust.

         POWER means a power, right, authority, discretion or remedy which is conferred on the Security Trustee, a Mortgagee or a Receiver or
         Attorney:

         (a)   by this deed or any Collateral Security; or

         (b)   by law in relation to this deed or any Collateral Security.

         RECEIVER means a receiver or receiver and manager appointed under this deed or any Collateral Security.

         RELEVANT TRUST means a trust other than the Trust, constituted under the Master Trust Deed and the Supplementary Terms Notice for the Trust, of which the Chargor is a trustee.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         REPRESENTATIVE means:

         (a) in the case of a US$ Noteholder, the Note Trustee (as its representative or any other person appointed as a proxy for the Noteholders in accordance within this deed);

         (b) in the case of any other Mortgagee, a person who is appointed as a proxy for that Mortgagee pursuant to clause 40.9; and

         (c) without limiting the generality of paragraph (a), in the case of a Voting Mortgagee which is a body corporate, a person who is appointed pursuant to clause 40.10 by that Mortgagee.

         SECURED MONEYS means all money which the Chargor (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of any Mortgagee (whether alone or with another person) for any reason whatever under or in connection with a Trust Document.
         Additionally:

         (a) it includes money by way of principal, interest, fees, costs, indemnities, Guarantee, charges, duties or expenses, or payment of liquidated or unliquidated damages under or in connection with a Trust Document, or as a result of any breach of or default under or in connection with, a Trust Document; and

         (b) where the Chargor would have been liable but for its Liquidation, it will be taken still to be liable.

         SETTLOR means Andrew Jinks.

         ST. GEORGE means St. George Bank Limited (ABN 92 055 513 070) of 4-16 Montgomery Street, Kogarah, New South Wales 2000.

         SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or after the date of this deed relating to the Trust.

         TRUST means the trust known as the Crusade Global Trust No. 1 of 2001 established under the Notice of Creation of Trust, the Master Trust Deed and the Supplementary Terms Notice.

         TRUST ASSETS means the Assets of the Trust from time to time as defined in the Master Trust Deed, and includes the rights of the Chargor under the Trust Documents in respect of the Trust and under the Collection Account, the Liquidity Account and the US$ Account.

         TRUST DOCUMENT means each of:

         (a)   this deed;

         (b)   the Master Trust Deed;

         (c)   the Supplementary Terms Notice;

         (d)   the Notice of Creation of Trust;

         (e)   the Servicing Agreement in respect of the Trust;

         (f)   the Custodian Agreement in respect of the Trust;

         (g)   each Note;


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (h)   each Support Facility for the Trust;

         (i)   the Agency Agreement;

         (j)   the Note Trust Deed; or

         (k)   the Subscription Agreements.

         VESTING DATE means the day preceding the earliest of:

         (a)   the 80th anniversary of the date of this deed;

         (b) the 21st anniversary of the date of the death of the last survivor of the lineal descendants of King George V living on the date of this deed; and

         (c)   the day after the Charge Release Date.

         VOTING MORTGAGEE means:

         (a) with respect only to the enforcement of the security under this deed, for so long as the Secured Moneys of the US$ Noteholders and the A$ Noteholders represent 75% or more of total Secured Moneys, the Noteholder Mortgagees alone; and

         (b)   at any other time (subject to clause 40.17):

               (i) the Note Trustee, acting on behalf of the US$ Noteholders under the Note Trust Deed and clause 7 and, if the Note Trustee has become bound to take steps and/or to proceed hereunder and fails to do so within a reasonable time and such failure is continuing, the US$ Noteholders and then only if and to the extent the US$ Noteholders are able to do so under Australian law; and

               (ii)  each other Mortgagee (other than a US$ Noteholder).

1.2      MASTER TRUST DEED DEFINITIONS AND TRUST DOCUMENT
         AMENDMENTS

         (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Supplementary Terms Notice) and the Supplementary Terms Notice (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

         (b) Subject to Clause 30, no change to the Master Trust Deed or any other document (including the order of payment set out in the Supplementary Terms Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Security Trustee under this deed unless the Security Trustee (subject to clause 40.17(d), with the prior written consent of the Noteholder Mortgagees) has agreed in writing to the changes.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


1.3      INTERPRETATION

         Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

         (a) a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

         (b) an Event of Default SUBSISTS until it has been waived in writing by the Security Trustee provided that no such waiver will be capable of taking effect unless the Security Trustee has first, subject to clause 40.17(d), obtained the prior written consent of the Noteholder Mortgagees; and

         (c) a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.4      DETERMINATION, STATEMENT AND CERTIFICATE SUFFICIENT
         EVIDENCE

         Except where otherwise provided in this deed any determination, statement or certificate by the Security Trustee or an Authorised Signatory of the Security Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified in the absence of manifest error or proof to the contrary.

1.5      DOCUMENT OR AGREEMENT

         A reference to:

         (a) an AGREEMENT includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b) a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.6      RIGHTS AND OBLIGATIONS OF MORTGAGEES

         (a) Each Mortgagee is entitled to the benefit of the obligations (including warranties) of each of the Security Trustee, the Chargor and any other person under this deed and any Collateral Security.

         (b) Subject to Clause 9.5, no Mortgagee is entitled to enforce this deed or any Collateral Security other than through the Security Trustee.

         (c)   Each Mortgagee is bound by this deed and each Collateral
               Security.

         (d) No Mortgagee is responsible for the obligations of the Security Trustee or any other Mortgagee.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (e) The provisions of this deed are binding on the Security Trustee, the Chargor and the Mortgagees and all persons claiming through them, respectively.

1.7      TRANSACTION DOCUMENT

         This deed is a TRANSACTION DOCUMENT for the purposes of the Master Trust Deed.

1.8      CHARGOR AS TRUSTEE

         In this deed, except where provided to the contrary:

         (a) a reference to the Chargor is a reference to the Chargor in its capacity as trustee of the Trust only, and in no other capacity; and

         (b) a reference to the assets, business, property or undertaking of the Chargor is a reference to the assets, business, property or undertaking of the Chargor only in the capacity described in paragraph (a) above.

1.9      KNOWLEDGE OF THE CHARGOR

         In relation to the Trust, the Chargor will be considered to have knowledge or notice of or be aware of any matter or thing if the Chargor has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Chargor who have day to day responsibility for the administration of the Trust.

1.10     KNOWLEDGE OF SECURITY TRUSTEE

         For the purposes of this deed, the Security Trustee will only be considered to have knowledge, notice of or to be aware of any thing if the Security Trustee has knowledge, notice or awareness of that thing by virtue of the actual knowledge, notice or awareness of the officers or employees of the Security Trustee who have day to day responsibility for the administration of the security trust established by this deed.

2.       APPOINTMENT OF SECURITY TRUSTEE
--------------------------------------------------------------------------------

2.1      THE SECURITY TRUSTEE

         The Security Trustee:

         (a) is appointed to act as trustee on behalf of the Mortgagees on the terms and conditions of this deed; and

         (b)   acknowledges and declares that it:

               (i) holds the sum of A$10.00 received on the date of this deed from the Settlor; and

               (ii) will hold the benefit of the Charge, the Mortgaged Property and the benefit of each of the Trust Documents to which the Security Trustee is a party,


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         in each case, on trust for each Mortgagee, in accordance with the terms and conditions of this deed.

2.2      RESOLUTION OF CONFLICTS

         (a) The Security Trustee shall, as regards the exercise of all discretions vested in it by this deed and all other Transaction Documents, except where expressly provided otherwise, have regard to the interest of the Mortgagees.

         (b) Subject to the provisions of this deed, if there is at any time, with respect to enforcement, a conflict between a duty owed by the Security Trustee to any Mortgagee or class of Mortgagees, and a duty owed by it to another Mortgagee or class of Mortgagees, the Security Trustee must give priority to the interests of the Noteholders (which in the case of US$ Noteholders shall be determined by the Note Trustee acting on their behalf (as provided in clause 40.17) or the US$ Noteholders, as provided herein and in the Note Trust Deed and which, in the case of:

               (i) the Class A-3 Noteholders shall be determined by the Class A-3 Noteholders;

               (ii) Class B Noteholders shall be determined by the Class B Noteholders;

               (iii) the Class C Noteholders shall be determined by the Class C
                     Noteholders,

               in each case as provided herein.

         (c)   Subject to the provisions of this deed (other than paragraph
               (b)), the Security Trustee must give priority to the interests only of the Class A Noteholders if, in the Security Trustee's opinion (in relation to which in determining the interests of the Class A Noteholders, the Security Trustee may rely on the instructions given in a resolution passed in a meeting held in accordance with clause 40, by Class A Noteholders or their Representatives holding Class A Notes representing at least [75%] of the Class A Total Invested Amount of the Class A Notes) there is a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders, the Class C Noteholders or the other Mortgagees.

         (d) Provided that the Security Trustee acts in accordance with clause 40 and in good faith, it shall not incur any liability to any Mortgagee for giving effect to paragraph (b) or (c).

2.3      DURATION OF TRUST

         The Trust established under this deed commences on the date of this deed and ends on the Vesting Date unless determined earlier.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


2.4      COVENANT

         The Security Trustee covenants for the benefit of the Approved Seller that it will comply with clause 12.4(l)(i) of the Master Trust Deed in relation to any Receivable Security or Related Security which the Chargor or the Approved Seller has notified in writing to the Security Trustee is affected by a Trust Back.

3.       CHARGE
--------------------------------------------------------------------------------

3.1      CHARGE

         (a) Subject to paragraph (b) the Chargor charges to the Security Trustee, for the Security Trustee and as trustee for the Mortgagees, all of the present and future Trust Assets and undertaking of the Trust.

         (b) The Charge does not charge any Trust Assets as at the date of this deed which on the date of this deed are, or are taken under the applicable stamp duties legislation of the relevant jurisdiction to be, situated in any State or Territory of Australia other than the Australian Capital Territory or the Northern Territory.

3.2      SECURITY

         (a) Subject to paragraph (b), the security created by this deed secures the due and punctual payment of the Secured Moneys.

         (b) Notwithstanding anything to the contrary in this deed, the security created by this deed over Excluded Assets does not secure payment of Excluded Advances.

         (c) This deed is given in consideration of the Security Trustee and the Mortgagees entering into the Trust Documents and for other valuable consideration received.

3.3      PROSPECTIVE LIABILITY

         For the purpose of the Corporations Law the maximum prospective liability (as defined in the Corporations Law) secured by this deed at any time is [A$3,000,000,000,000] and the total amount recoverable under this deed is limited to [A$3,000,000,000,000] or its equivalent in another currency.

4.       NATURE OF CHARGE
----------------------------------------------------------------

4.1      PRIORITY

         The Charge is a first charge and takes priority over all Security Interests that have been granted over the Mortgaged Property.

4.2      NATURE OF CHARGE

         The Charge operates, subject to clause 4.4, as a floating charge only, over all the Mortgaged Property.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


4.3      DEALING WITH MORTGAGED PROPERTY

         (a) Except as expressly permitted in any Trust Document, the Chargor shall not, and the Manager shall not direct the Chargor to:

               (i) create or allow to exist any Security Interest over any Mortgaged Property; or

               (ii)  in any other way:

                     (A)   dispose of;

                     (B)   create or allow any interest in; or

                     (C)   part with possession of,

                     any Mortgaged Property, except, subject to the Trust Documents, any disposal of or dealing with any asset for the time being subject to the floating charge in the ordinary course of its ordinary business.

         (b) Where by law a Mortgagee may not restrict the creation of any Security Interest over an asset ranking after the Charge, paragraph (a) will not restrict that creation. However, the Chargor shall ensure that before that Security Interest is created the holder of that Security Interest enters into a deed of priority in form and substance specified by the Security Trustee.

4.4      CRYSTALLISATION

         The floating charge referred to in clause 4.2 will automatically and immediately crystallise and operate as a fixed charge:

         (a)   in respect of any asset:

               (i)   upon the occurrence of an Event of Default;

               (ii)  if the Chargor:

                     (A)   creates or allows any Security Interest over;

                     (B)   sells, leases or otherwise disposes of;

                     (C)   creates or allows any interest in; or

                     (D)   parts with possession of,

                     that asset in breach of a Trust Document, or agrees or attempts to do so or takes any step towards doing so;

               (iii) on the Commissioner of Taxation or his delegate or
                     successor signing a notice under:

                     (A)   s218 or s255 of the Income Tax Assessment Act 1936;

                     (B)   260-5 of the Taxation Administration Act 1953; or

                     (C)   any similar legislation,

                     which will affect that asset; or


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               (iv) on a Government Agency taking any step which may result in an amount of Tax or an amount owing to a Government Agency ranking ahead of the floating charge with respect to that asset; or

         (b)   in respect of all the Mortgaged Property:

               (i)   if an Insolvency Event occurs with respect to the Chargor;

               (ii) on the security constituted by this deed being enforced in any way.

         Except where expressly stated, no notice or action by any Mortgagee is necessary for the charge to crystallise.

4.5      DE-CRYSTALLISATION

         The Security Trustee must, at the direction of the Manager, at any time release any asset which has become subject to a fixed charge under clause 4.4 from the fixed charge by notice to the Chargor. That asset will then again be subject to the floating charge and to the further operation of that clause. The Security Trustee must notify the Designated Rating Agency for each Class of Notes of any such release.

5.       COVENANTS AND WARRANTIES
----------------------------------------------------------------

5.1      COVENANT

         (a) The Chargor acknowledges its indebtedness to each Mortgagee in respect of the relevant Secured Moneys. The Chargor shall duly and punctually pay the Secured Moneys when due in accordance with the Transaction Documents, including in accordance with Clause 8.2.

         (b) Subject to the limitations on the obligations and liability of the Chargor under the Master Trust Deed and the other Transaction Documents, the Chargor shall use its reasonable endeavours to ensure that no Event of Default occurs.

         (c) The Chargor will ensure that it complies with its obligations under the Trust Documents.

         (d) The Chargor will give to the Note Trustee a copy of the Register, and to the Security Trustee any information in the power or possession of the Chargor relating to the Trust that the Security Trustee reasonably requests in connection with the exercise and performance of its powers and obligations under this deed, including without limitation:

               (i) the identity, and notice details of, each Mortgagee and Beneficiary;

               (ii) the amount and details of the Secured Moneys owing to each Mortgagee; and

               (iii) the amount and details of any Excluded Advances owing to any Mortgagee.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (e) The Manager shall cause this deed to be duly stamped and lodged for registration with the Australian Securities and Investments Commission before it issues a Note.

5.2      NEGATIVE COVENANTS


         The Chargor shall not do, nor shall the Manager direct or cause the Chargor to do, any of the following without the prior written consent of the Security Trustee (and, subject to clause 40.17(d), the Noteholder Mortgagees) and without prior written confirmation from the Designated Rating Agency for each Class of Notes of the rating assigned to the Notes except as permitted by this deed, the Master Trust Deed or the Supplementary Terms Notice for the Trust:

         (a) (NO FINANCIAL INDEBTEDNESS) create, incur, assume, permit or suffer to exist any Financial Indebtedness except for:

               (i)   the Notes;

               (ii) Financial Indebtedness arising under the Trust Documents in relation to the Trust (including under a Support Facility); or

               (iii) Financial Indebtedness which is fully subordinated to the
                     Secured Moneys or is non-recourse other than with respect to proceeds in excess of those needed to pay the Secured Moneys, and which does not constitute a claim against the Chargor in the event that those excess proceeds are insufficient to pay that subordinated Financial Indebtedness; or

               (iv) Financial Indebtedness when the Chargor has received written confirmation from the Designated Rating Agencies for each Class of Notes that it will not result in any reduction or withdrawal of the ratings assigned to the Notes by the Designated Rating Agencies;

         (b) (NO RELEASE UNDER TRUST DOCUMENTS) give any release or discharge (whether full, partial or conditional) to any person in respect of their obligations under any of the Trust Documents relating to the Trust, except as permitted by the Trust Documents;

         (c) (BANK ACCOUNTS) not open any bank account not permitted in the Trust Documents; and

         (d) (SECURITY INTEREST) not create or permit or suffer to exist any other Security Interest over the Mortgaged Property.

5.3      WARRANTY

         The Chargor makes the following representations and warranties.

         (a) (TRUST DOCUMENTS REPRESENTATIONS AND WARRANTIES) All representations and warranties of the Chargor in the Trust Documents are true or, if not yet made, will be true when made.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) (GOOD TITLE) The Chargor is the sole equitable owner of the Mortgaged Property and has the power under the Master Trust Deed to enter into this deed and to charge in the manner provided in this deed the Mortgaged Property. Subject only to the Master Trust Deed and this deed, the Mortgaged Property is free of all other Security Interests as far as the Chargor is aware.

         (c) (TRUST VALIDLY CREATED) The Trust has been validly created and is in existence at the date of this deed.

         (d) (SOLE TRUSTEE) The Chargor has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (e) (MASTER TRUST DEED) The Trust is constituted pursuant to the Master Trust Deed, the Notice of Creation of Trust and the Supplementary Terms Notice.

         (f) (RIGHT OF INDEMNITY) As far as the Chargor is aware, except as expressly provided in the Master Trust Deed or the Supplementary Terms Notice or statute the Chargor has not limited in any way, and the Chargor has no liability which may be set off against, the Chargor's Indemnity.

         (g) (NO PROCEEDINGS TO REMOVE) As far as the Chargor is aware, no notice has been given to the Chargor and, to the Chargor's knowledge, no resolution has been passed or direction has been given, removing the Chargor as trustee of the Trust.

5.4      MANAGER'S UNDERTAKINGS

         The Manager undertakes to the Security Trustee when requested promptly to give to the Security Trustee:

         (a) a copy of each custody audit relating to the Trust given under the Custodian Agreement;

         (b)   a copy of each Manager's Report given in relation to the Trust;

         (c)   each audit report issued by the Auditor in relation to the Trust;
               and

         (d) a copy of each Trust Document and details and information relating to:

               (i) the identity, and notice details of, each Support Facility Provider; and

               (ii)  the Secured Moneys owing to each Support Facility Provider.



--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


6.       FURTHER ASSURANCES
----------------------------------------------------------------

6.1      FURTHER ASSURANCES

         Whenever the Security Trustee reasonably requests the Chargor to do anything:

         (a) more satisfactorily mortgaging, assuring or securing the Mortgaged Property to the Mortgagees or the Security Trustee's nominee in a manner not inconsistent with this deed or any Trust Document; or

         (b)   aiding in the execution or exercise of any Power,

         the Chargor shall do it immediately, subject to any liability it incurs other than from its own negligence, fraud or Default being covered by the Chargor's Indemnity. It may include registering this deed, executing or registering any other document or agreement, delivering Trust Documents or evidence of title and executing and delivering blank transfers.

7.       NOTE TRUSTEE
----------------------------------------------------------------

7.1      CAPACITY

         The Note Trustee is a party to this deed in its capacity as trustee for the US$ Noteholders from time to time under the Note Trust Deed.

7.2      EXERCISE OF RIGHTS

         Except as otherwise provided in this deed and in the Note Trust Deed:

         (a) the rights, remedies and discretions of the US$ Noteholders under this deed including all rights to vote or give instructions or consent to the Security Trustee and to enforce any undertakings or warranties under this deed, may only be exercised by the Note Trustee on behalf of the US$ Noteholders in accordance with the Note Trust Deed; and

         (b) the US$ Noteholders may only exercise enforcement rights in respect of the Mortgaged Property through the Note Trustee and only in accordance with this deed and the Note Trust Deed.

7.3      INSTRUCTIONS OR DIRECTIONS

         The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of all US$ Noteholders from time to time and need not inquire whether the Note Trustee or the US$ Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee.

7.4      PAYMENTS

         Any payment to be made to a US$ Noteholder under this deed may be made to the Note Trustee or a Paying Agent on behalf of that Noteholder and shall constitute a good discharge.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


7.5      NOTICES

         Any notice to be given to a US$ Noteholder under this deed may be given to the Note Trustee on behalf of that Class A Noteholder. Any costs to the Note Trustee of publishing such notice to the Noteholders will be reimbursed by the Chargor to the Note Trustee.

8.       EVENTS OF DEFAULT
----------------------------------------------------------------

8.1      EVENTS OF DEFAULT

         Each of the following is an Event of Default (whether or not it is within the control of the Chargor).

         (a)   (FAILURE TO PAY) The Chargor fails to pay:

               (i) any Interest Entitlement within 10 Business Days of the Quarterly Payment Date on which the Interest Entitlement was due to be paid, together with all interest accrued and payable on that Interest Entitlement; or

               (ii) any other Secured Moneys, within 10 Business Days of the due date for payment (or within any applicable grace period agreed with the Mortgagees, or where the Mortgagee is a US$ Noteholder, with the Note Trustee, to whom the Secured Moneys relate).

         (b) (BREACH OF OBLIGATION) The Chargor fails to perform or observe any other provisions (other than an obligation referred to in paragraph (a)) of this deed or a Trust Document where such failure will have a Material Adverse Effect and that default (if in the opinion of the Security Trustee capable of remedy) is not remedied within 30 days after written notice (or such longer period as may be specified in the notice) from the Security Trustee requiring the failure to be remedied.

         (c) (INSOLVENCY) An Insolvency Event occurs in relation to the Chargor.

         (d) (PRIORITY OF CHARGE) The Charge is not or ceases to be a first ranking charge over the Trust Assets, or any other obligation of the Chargor (other than as mandatorily preferred by law) ranks ahead of or pari passu with any of the Secured Moneys.

         (e) (ENFORCEMENT OF SECURITY) Any Security Interest over the Trust Assets is enforced.

         (f)   (VITIATION OF TRUST DOCUMENTS)

               (i) All or any part of any Trust Document (other than the Basis Swap, the Redraw Facility Agreement or, where the Currency Swap is terminated by the provider of the Currency Swap as a result of a call exercised by the Trustee under Condition 5(j), the Currency Swap) is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect; or


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               (ii) a party becomes entitled to terminate, rescind or avoid all or part of any Trust Document (other than the Basis Swap, the Redraw Facility or, where the Currency Swap is terminated by the provider of the Currency Swap as a result of a call exercised by the Trustee under Condition 5(j), the Currency Swap)

               where that event has or will have a Material Adverse Effect.

         (g) (TRUST) Without the prior consent of the Security Trustee (such consent, subject to clause 40.17(d), having been approved by the Noteholder Mortgagees):

               (i) the Trust is wound up, or the Chargor is required to wind up the Trust under the Master Trust Deed or applicable law, or the winding up of the Trust commences;

               (ii) the Trust is held or is conceded by the Chargor not to have been constituted or to have been imperfectly constituted; or

               (iii) unless another trustee is contemporaneously and immediately appointed to the Trust under the Trust Documents, the Chargor ceases to be authorised under the Trust to hold the property of the Trust in its name and to perform its obligations under the Trust Documents.

8.2      RIGHTS OF THE SECURITY TRUSTEE UPON EVENT OF DEFAULT

         At any time after an Event of Default occurs, the Security Trustee may, and shall (subject to clauses 9.2, 9.3, 9.4 and 9.5) if so directed by an Extraordinary Resolution:

         (a)   declare the Charge immediately enforceable;

         (b)   declare the Secured Moneys immediately due and payable;

         (c) give a notice crystallising the charge in relation to any or all of the Mortgaged Property under clause 4.4; and/or

         (d) appoint a Receiver over the Trust Assets, or exercise the powers that a Receiver would otherwise have if appointed under this deed.

         The Security Trustee may exercise its rights under this clause notwithstanding any delay or previous waiver.

8.3      NOTIFY EVENTS OF DEFAULT

         Each of the Chargor and the Manager must promptly notify the Noteholder Mortgagees, the Security Trustee, and each of the Designated Rating Agencies if, to the knowledge of its officers who are responsible for the administration of the Trust, it becomes aware of the occurrence of an Event of Default, Trustee's Default, Servicer Transfer Event, Custodial Transfer Event (as defined in the Custodian Agreement), Title Perfection Event or Manager's Default including full details of that Event of Default, Trustee's Default, Servicer Transfer Event, Title Perfection Event, Custodial Transfer Event or Manager's Default (as the case may be).


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


9.       ENFORCEMENT
----------------------------------------------------------------

9.1      POWER TO ENFORCE

         At any time after the Charge becomes enforceable, the Security Trustee may, at its discretion and without further notice (subject to the terms of this deed including, without limitation, clause 8.2) take such proceedings as it may think fit to enforce any of the provisions of this deed.

9.2      NO OBLIGATION TO ENFORCE

         Subject to clause 9.3, pending the receipt of directions from the Voting Mortgagees as contemplated by clauses 9.3 and 9.4, the Security Trustee shall not be bound to take any action or give any consent or waiver or make any determination under this deed (including, without limiting the generality of the above, to appoint any Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable pursuant to clause 8.2 or to take any other proceedings referred to in clause 9.1). Nothing in this clause shall affect the operation of clause 4.4 or the Charge becoming enforceable prior to the Security Trustee receiving directions from the Voting Mortgagees.

9.3      OBLIGATION TO CONVENE MEETING

         (a) Prior to the Security Trustee becoming actually aware of the occurrence of an Event of Default and provided that it has been indemnified to its satisfaction in accordance with this deed, the Security Trustee may enforce this deed without an Extraordinary Resolution of the Voting Mortgagees if it believes (in its absolute discretion) that it is necessary to do so to protect the interests of the Mortgagees.

         (b) Following the Security Trustee becoming actually aware of the occurrence of an Event of Default in accordance with clause 1.10, it shall, subject to clause 9.7, promptly convene a meeting of the Voting Mortgagees in accordance with this deed, at which it shall seek directions from the Voting Mortgagees by way of an Extraordinary Resolution of the Voting Mortgagees regarding the action it should take as a result of that Event of Default including whether to do any of the things referred to in clauses 8.2(a) to (d) inclusive.

9.4      SECURITY TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS

         (a) Subject to sub-clause (b), the Security Trustee shall take all action necessary to give effect to any Extraordinary Resolution of the Voting Mortgagees and shall comply with all directions contained in or given pursuant to any Extraordinary Resolution of the Voting Mortgagees.

         (b) The obligation of the Security Trustee pursuant to sub-clause (a) is subject to:

               (i)   this deed; and


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               (ii) the Security Trustee being adequately indemnified from the property held on trust under clause 2.1(b) or the Security Trustee receiving from the Voting Mortgagees (other than the Note Trustee) an indemnity in a form reasonably satisfactory to the Security Trustee (which may be by way of an Extraordinary Resolution of the Voting Mortgagees) against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in giving effect to an Extraordinary Resolution of the Voting Mortgagees.

               The Security Trustee shall first claim on its indemnity from the property held on trust under clause 2.1(b) before it claims on any indemnity from the Mortgagees other than the Note Trustee, including any indemnity provided under clause
               9.5. The Note Trustee is in no circumstance required to give any indemnity to the Security Trustee.

         (c) If an Event of Default is a payment default in respect of a subordinated Class of Notes, as long as there are Class A Notes outstanding that rank prior to those subordinated Notes, the Security Trustee shall not take any action without the consent of the Class A Noteholders contained in or given pursuant to an Extraordinary Resolution of Class A Noteholders.

         (d) If the Security Trustee becomes bound to take steps and/or proceed under this deed and it fails to do so within a reasonable time and such failure is continuing, the Voting Mortgagees may exercise such powers as they determine by Extraordinary Resolution and then only if and to the extent the Voting Mortgagees are able to do so under Australian law.

9.5      SECURITY TRUSTEE MUST RECEIVE INDEMNITY

         If:

               (i) the Security Trustee convenes a meeting of the Voting Mortgagees, or is required by an Extraordinary Resolution to take any action under this deed, and advises the Voting Mortgagees that the Security Trustee will not act in relation to the enforcement of this deed unless it is personally indemnified by the Voting Mortgagees (other than the Note Trustee) to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in relation to the enforcement of this deed and put in funds to the extent to which it may become liable (including costs and expenses); and

               (ii) those Voting Mortgagees refuse to grant the requested indemnity, and put it in funds,


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               then the Security Trustee will not be obliged to act in relation to that enforcement. In those circumstances, the Voting Mortgagees may exercise such Powers as they determine by Extraordinary Resolution. The Note Trustee is in no circumstance required to give any indemnity to the Security Trustee.

9.6      LIMITATION ON RIGHTS OF MORTGAGEES

         Subject to this deed (including, without limitation, clauses 9.4(b) and 9.5), the powers, rights and remedies conferred on the Security Trustee by this deed are exercisable by the Security Trustee only, and no Mortgagee is entitled without the written consent of the Security Trustee to exercise the same or any of them. Without limiting the generality of the foregoing, subject to clause 9.5, no Mortgagee is entitled to enforce the Charge or the provisions of this deed or to appoint or cause to be appointed a Receiver to any of the Mortgaged Property or otherwise to exercise any power conferred by the terms of any applicable law on charges except as provided in this deed.

9.7      IMMATERIAL WAIVERS

         (a) The Security Trustee may (subject to clauses 40.17(d), with the prior written consent of the Noteholder Mortgagees) agree, on any terms and conditions as it may deem expedient, having first given notice to any Designated Rating Agency for each Class of Notes, but without the consent of the other Mortgagees and without prejudice to its rights in respect of any subsequent breach, to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Trust Documents or any of the provisions of this deed which is not, in the reasonable opinion of the Security Trustee, materially prejudicial to the interests of the Mortgagees and may determine that any event that would otherwise be an Event of Default shall not be treated as an Event of Default for the purpose of this deed.

         (b) No such waiver, authorisation or determination shall be made in contravention of any directions contained in an Extraordinary Resolution of Voting Mortgagees.

         (c) Any such waiver, authorisation or determination shall, if the Security Trustee so requires, be notified to the Voting Mortgagees by the Manager as soon as practicable thereafter in accordance with this deed.

9.8      ACTS PURSUANT TO RESOLUTIONS

         The Security Trustee shall not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Voting Mortgagees in respect of which minutes have been made and signed, even though it may subsequently be found that there was some defect in the constitution of that meeting or the passing of that resolution or that for any reason that resolution was not valid or binding upon the Voting Mortgagees.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


9.9      OVERRIDING PROVISION

         Notwithstanding any other provision of this deed:

         (a) the Security Trustee is not obliged to do or omit to do anything including entering into any transaction or incurring any liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion; and

         (b) the Security Trustee will not be under any obligation to advance or use its own funds for the payment of any costs, expenses or liabilities, except in respect of its own fraud, negligence or breach of trust.

10.      APPOINTMENT OF RECEIVER
--------------------------------------------------------------------------------

10.1     APPOINTMENT

         To the extent permitted by law and subject to clause 9, at any time after the Charge becomes enforceable under this deed the Security Trustee or any Authorised Signatory of the Security Trustee may:

         (a) appoint any person or any 2 or more persons jointly or severally or both to be a Receiver of all or any of the Mortgaged Property;

         (b)   remove any Receiver;

         (c) appoint another Receiver in addition to or in place of a Receiver; or

         (d)   fix or vary the remuneration of a Receiver.

10.2     AGENT OF CHARGOR

         (a) Subject to clauses 10.2(b) and 10.4, every Receiver is the agent of the Chargor. The Chargor alone is responsible for the Receiver's acts and defaults.

         (b)   Each Mortgagee acknowledges that:

               (i) any Receiver will be the agent of the Chargor in its capacity as trustee of the Trust only; and

               (ii) notwithstanding anything else in this deed or at law, the Chargor in its personal capacity is not responsible for any negligent act or negligent omission of the Receiver.




--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


10.3     RECEIVER'S POWERS

         In addition to any powers granted by law, and except to the extent specifically excluded by the terms of his appointment and in accordance with the interests of the Mortgagees in accordance with this deed, every Receiver has power to do anything in respect of the Mortgaged Property that the Chargor could do (including, without limitation, having regard to its powers under the Master Trust Deed). However, every Receiver acknowledges that the Chargor's liability in relation to the Receiver's exercise of those powers is limited to the assets of the Trust. His powers include the following.

         (a) (TAKE POSSESSION AND MANAGE) He may take possession of, get in and manage the Mortgaged Property.

         (b) (LEASE) He may lease any of the Mortgaged Property for any term (whether or not the Receiver has taken possession).

         (c) (CARRY ON BUSINESS) He may carry on or concur in carrying on any business.

         (d) (ACQUIRE ANY ASSET) He may acquire in any manner any asset (including to take it on lease). After that acquisition it will be included in the Mortgaged Property.

         (e) (MAINTAIN AND IMPROVE THE MORTGAGED PROPERTY) He may do anything to maintain, protect or improve any of the Mortgaged Property or to obtain income or returns from any of the Mortgaged Property (including by development, sub-division, construction, alteration, or repair, of any property or by pulling down, dismantling or scrapping, any property).

         (f)   (LEND) He may lend money or provide financial accommodation.

         (g)   (SELL)

               (i) He may sell any of the Mortgaged Property (whether or not the Receiver has taken possession).

               (ii)  Without limitation, any sale may be made:

                     (A)   by public auction, private treaty or tender;

                     (B)   for cash or on credit;

                     (C)   in one lot or in parcels;

                     (D) either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise;

                     (E) with power to allow the whole or any part of the purchase money to be deferred (whether with or without any security); and

                     (F) whether or not in conjunction with the sale of any property by any person.

         (h)   (OPTIONS) He may grant or take put or call options.

         (i)   (SEVER FIXTURES) He may sever fixtures.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (j) (EMPLOY) He may employ or discharge any person as employee, contractor, agent, professional adviser, consultant or auctioneer for any purpose.

         (k)   (COMPROMISE) He may make or accept any arrangement or compromise.

         (l)   (GIVE RECEIPTS) He may give receipts for money and other assets.

         (m)   (PERFORM AND ENFORCE AGREEMENTS) He may:

               (i)   perform or enforce;

               (ii) exercise or refrain from exercising the Chargor's rights and powers under; or

               (iii) obtain the benefit in other ways of,

               any documents or agreements or rights which form part of the Mortgaged Property and any documents or agreements entered into in exercise of any Power.

         (n) (VARY AND TERMINATE AGREEMENTS) He may vary, rescind or terminate any document or agreement (including surrender or accept the surrender of leases).

         (o) (AUTHORISATIONS) He may apply for, take up, transfer or surrender any Authorisation or any variation of any Authorisation.

         (p) (TAKE INSOLVENCY PROCEEDINGS) He may make, commence and pursue insolvency proceedings against any person and do any thing in relation to any actual or contemplated Liquidation (including attend and vote at meetings of creditors and appoint proxies).

         (q) (TAKE PROCEEDINGS) He may commence, defend, conduct, settle, discontinue or compromise proceedings in the name of the Chargor or otherwise.

         (r) (EXECUTE DOCUMENTS) He may enter into and execute documents or agreements on behalf of himself or the Chargor.

         (s) (OPERATE BANK ACCOUNTS) He may operate any bank account comprising part of the Mortgaged Property and open and operate any further bank account.

         (t) (SURRENDER MORTGAGED PROPERTY) He may surrender, release or transfer any of the Mortgaged Property.

         (u) (EXCHANGE MORTGAGED PROPERTY) He may exchange with any person any of the Mortgaged Property for other property.

         (v) (PROMOTE COMPANIES) He may promote the formation of companies with a view to purchasing any of the Mortgaged Property or assuming the obligations of the Chargor or otherwise.

         (w) (DELEGATE) He may delegate to any person approved by the Security Trustee any of his Powers (including delegation).

         (x) (HAVE ACCESS) He may exercise all the rights of the Chargor under the Trust Documents with respect to the Trust Assets.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (y) (VOTE) He may exercise any voting or other rights or powers in respect of any of the Mortgaged Property and do anything in relation to shares or marketable securities.

         (z) (OTHER OUTGOINGS) He may pay any outgoing or indebtedness of the Chargor or any other person.

         (aa) (SECURITY INTERESTS) He may redeem any Security Interest or acquire it and any debt secured by it.

         (bb)  (INSURE) He may take out insurance.

         (cc) (INSURANCE CLAIMS) He may make, enforce, compromise and settle all claims in respect of insurance.

         (dd) (INCIDENTAL POWER) He may do anything incidental to the exercise of any other Power.

         All of the above paragraphs are to be construed independently. None limits the generality of any other.

10.4     RECEIVER APPOINTED AFTER COMMENCEMENT OF WINDING UP

         The power to appoint a Receiver may be exercised even though:

         (a) an order may have been made or a resolution may have been passed for the Liquidation of the Chargor; and

         (b) a receiver appointed in those circumstances may not, or may not in some respects specified by the Receiver, act as the agent of the Chargor.

10.5     POWERS EXERCISABLE BY THE SECURITY TRUSTEE

         Whether or not a Receiver has been appointed, the Security Trustee may exercise any Power of a Receiver at any time after the Charge becomes enforceable under this deed in addition to any Power of the Mortgagees and without giving notice. It may exercise those Powers and its Powers without taking possession or being liable as mortgagee in possession. Without limitation, it may exercise those Powers and its Powers directly or through one or more agents. In the latter event, anything done or incurred by such an agent will be taken to be done or incurred by the Security Trustee provided that the Security Trustee will have no liability in respect of the negligence or default of any agent appointed by the Security Trustee with reasonable care for the purpose of performing functions of a type which are not reasonably capable of supervision by the Security Trustee.

10.6     WITHDRAWAL

         The Security Trustee may at any time (provided it does not have a Material Adverse Effect) give up possession of any Mortgaged Property and may at any time withdraw any receivership.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


11.      REMUNERATION OF SECURITY TRUSTEE
--------------------------------------------------------------------------------

11.1     COSTS

         In accordance with the Supplementary Terms Notice, the Chargor as trustee of the Trust shall reimburse the Security Trustee for all costs and expenses of the Security Trustee properly incurred in acting as Security Trustee.

11.2     FEE

         (a) The Security Trustee shall be entitled to a fee from the proceeds of the Mortgaged Property at the rate agreed from time to time by the Chargor, the Security Trustee and the Manager. This fee shall accrue from day to day.

         (b) If the Security Trustee is required at any time to undertake duties which relate to the enforcement of the terms of any Transaction Document by the Security Trustee upon a default by any other party under the terms of that Transaction Document, the Security Trustee is entitled to such additional remuneration as may be agreed between the Security Trustee and the Manager or, failing agreement, such amount as is determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Security Trustee. The determination of such merchant bank shall be conclusive and binding on the Manager and the Security Trustee so far as the law allows.

         (c) The Security Trustee's fee under sub-clause (a) shall be payable in arrears for the relevant period on the same dates as the Chargor's fee under the Master Trust Deed for the Trust or as agreed from time to time by the Chargor, the Security Trustee and the Manager.

11.3     CESSATION OF FEE

         The Security Trustee shall not be entitled to remuneration under clauses 11.1 or 11.2 in respect of any period after the Charge Release Date or after it has resigned or been removed as Security Trustee.

12.      POWER OF ATTORNEY
--------------------------------------------------------------------------------

         (a) For valuable consideration and by way of security the Chargor irrevocably appoints each Receiver and Authorised Signatory of the Security Trustee severally its attorney to do anything, following the occurrence of an Event of Default, which:

               (i) the Chargor is obliged to do under or in relation to any Trust Document; or

               (ii) any Mortgagee or any Receiver is authorised or empowered to do under any Trust Document or any law but only at the times that Mortgagee or a Receiver (if a Receiver had been appointed) would have been able to do it.



--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) Without limitation, the Attorney may, following the occurrence of an Event of Default, at any time:

               (i) do anything which in the opinion of the Security Trustee or Attorney is necessary or expedient to secure, preserve, perfect, or give effect to the security contained in this deed (including anything under clauses 13 or 14). For this purpose, without limitation, he may execute any legal mortgage, transfer, assignment and other assurance of any of the Mortgaged Property in favour of any Mortgagee, any purchaser or any nominee; and

               (ii)  delegate his powers (including delegation).

         (c) No Attorney appointed under this deed may act inconsistently with this deed or any other Trust Document.

13.      COMPLETION OF BLANK SECURITIES
--------------------------------------------------------------------------------

         The Security Trustee, any Authorised Signatory of the Security Trustee, any Receiver or any Attorney may complete any document which at any time is executed by or on behalf of the Chargor and deposited with the Security Trustee. It may complete it in favour of any Mortgagee, any purchaser or any nominee. It may not do so inconsistently with this deed or any other Trust Document.

14.      PERFORMANCE OF CHARGOR'S OBLIGATIONS
--------------------------------------------------------------------------------

         If at any time the Chargor fails duly to perform any obligation in any Trust Document the Security Trustee or any person it authorises may do anything which in its opinion is necessary or expedient to make good or to attempt to make good that failure to its satisfaction.

15.      STATUTORY POWERS
--------------------------------------------------------------------------------

15.1     POWERS IN AUGMENTATION

         The powers conferred on a mortgagee by law:

         (a)   are in addition to the Powers conferred by this deed;

         (b) (to the extent permitted by law and, subject to clause 40.17(d), and provided there is sufficient time to do so, with the prior written consent of the Noteholder Mortgagees) may be exercised by the Security Trustee immediately after the Charge becomes enforceable under this deed and at any time subsequently; and

         (c) are excluded or varied only so far as they are inconsistent with the express terms of this deed or any Collateral Security.



--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


15.2     NOTICE NOT REQUIRED

         To the extent permitted by law:

         (a) the Chargor dispenses with any notice or lapse of time required by any law before enforcing this deed or any Collateral Security or exercising any Power; and

         (b) subject to this deed, no Mortgagee is required to give notice to any person before enforcement or exercise; and

         (c) any law requiring the giving of notice or the compliance with a procedure or the lapse of time before enforcement or exercise is excluded.

16.      APPLICATION OF MONEYS RECEIVED
----------------------------------------------------------------

16.1     PRIORITIES

         (a) The proceeds from the enforcement of the Charge over the Mortgaged Property (other than Excluded Assets) (the AVAILABLE FUND POOL) are to be applied (notwithstanding any order of payment in the Supplementary Terms Notice) in the following order of priority, subject to any other priority which may be required by statute or law:

               (i)   first, to pay (pari passu and rateably):

                     (A) any fees and other expenses due to the Security Trustee or the Note Trustee;

                     (B) any fees and other expenses due to the Principal Paying Agent;

                     (C) any Expenses then due and unpaid with respect to the Trust; and

                     (D)   the Receiver's remuneration;

               (ii) second, to pay all costs, charges, expenses and disbursements properly incurred in the exercise of any Power by the Security Trustee, the Note Trustee, a Receiver or an Attorney or other amounts (other than those referred to in paragraph (d)) payable to the Security Trustee or the Note Trustee under this deed;

               (iii) third, to pay any unpaid Accrued Interest Adjustment due to the Approved Seller;

               (iv) fourth, to pay to the Swap Provider under the Interest Rate Swap any Break Payments received by or on behalf of the Trustee from a Borrower or any Mortgage Insurer and which have not previously been paid to that Swap Provider.

               (v)   fifth, to pay (pari passu and rateably):


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                     (A) all Secured Moneys owing to the Support Facility Providers (other than the Currency Swap Provider);

                     (B) all Secured Moneys owing to the Class A Noteholders (as at the date of payment);

                     (C) all Secured Moneys owing in relation to any Redraws made by the Approved Seller for which it has not been reimbursed under the Trust Documents; and

                     (D) all Secured Moneys owing to the Currency Swap Provider under a Confirmation relating to US$ Notes (but without double counting with payments under sub-paragraph (ii));

               (vi) sixth, all Secured Moneys owing to the Class B Noteholders (as at the date of payment);

               (vii) seventh, all Secured Moneys owing to the Class C
                     Noteholders (as at the date of payment);

              (viii) eighth, to pay (pari passu and rateably) any amounts not covered above owing to any Mortgagee under any Trust Document;

               (ix) ninth, to pay (pari passu and rateably) all monies owing to any Mortgage Insurer;

               (x) tenth, to pay the holder of any subsequent Security Interest over Trust Assets of which the Security Trustee has notice of the amount properly secured by the Security Interest;

               (xi) eleventh, to pay any surplus to the Chargor to be distributed in accordance with the Master Trust Deed and the Supplementary Terms Notice.

         (b) The surplus will not carry interest. If the Security Trustee or a Receiver, Mortgagee or Attorney pays the surplus to the credit of an account in the name of the Chargor with any bank carrying on business in Australia, the Security Trustee, Receiver, Mortgagee or Attorney (as the case may be) will be under no further liability in respect of it.

         (c) The proceeds from the enforcement of the charge over the Excluded Assets (notwithstanding any order of payment in the Supplementary Terms Notice) are to be applied to pay any amounts (other than those amounts in respect of Excluded Advances) that would have been paid under paragraph (a) if there had been sufficient amounts in the Available Fund Pool with which to pay them, and that remain unpaid, in the order of priority set out in paragraph
               (a).

16.2     MONEYS ACTUALLY RECEIVED

         In applying any moneys towards satisfaction of the Secured Moneys, the Chargor will be credited only with the money available for that purpose which is actually received by the relevant Mortgagee or, where the Mortgagee

--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

         is a US$ Noteholder, the Note Trustee. The credit will date from the time of receipt.


16.3     AMOUNTS CONTINGENTLY DUE

         If any of the Secured Moneys is contingently owing to any Mortgagee at the time of a distribution of an amount under clause 16.1, the Security Trustee may retain any of that amount. If it does, it shall place the amount retained on short term interest bearing deposit until the relevant Secured Moneys become actually due or cease to be contingently owing, or it becomes reasonably apparent that the relevant contingency will not occur and the Security Trustee shall then:

         (a) pay to that Mortgagee, or (where the Mortgagee is a US$ Noteholder) to the Note Trustee, the amount which becomes actually due to it; and

         (b) apply the balance of the amount retained (together with interest earned on the deposit) in accordance with clause 16.1.

16.4     NOTICE OF SUBSEQUENT SECURITY INTERESTS

         (a) If any Mortgagee receives actual or constructive notice of a subsequent Security Interest affecting any of the Mortgaged Property it may open a separate account in the name of the Chargor in the books of that Mortgagee.

         (b) If that Mortgagee does not open a new account it will be treated as if it had done so at the time it received actual or constructive notice of the Security Interest.

         (c)   From the time the new account is opened or is taken to be opened:

               (i) all advances and accommodation made available by that Mortgagee to the Chargor;

               (ii) all payments and repayments made by the Chargor to that Mortgagee; and

               (iii) moneys to be applied towards the Secured Moneys under clause 16.1,

               will be or will be taken to be debited or credited, as appropriate, to the new account. Payments, repayments and other moneys will only be applied in reduction of other Secured Moneys owing to that Mortgagee to the extent that there is no debit balance in that account.

16.5     SATISFACTION OF DEBTS

         Without limiting clause 31, each Mortgagee shall accept the distribution of moneys under this clause in full and final satisfaction of all Secured Moneys owing to it, and any debt represented by any shortfall that exists after any final distribution under this clause is extinguished.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


16.6     PAYMENTS INTO US$ ACCOUNT

         (a) The Chargor shall direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Chargor by the Currency Swap Provider under the Currency Swap into the US$ Account.

         (b) If the Chargor receives any amount denominated in US$ from the Currency Swap Provider under the Currency Swap it will promptly pay that amount to the credit of the US$ Account.

16.7     PAYMENTS OUT OF US$ ACCOUNT

         (a) The Chargor shall, or shall require that the Paying Agent, on its behalf, pay all amounts credited to the US$ Account as follows and in accordance with the Supplementary Terms Notice, the Note Trust Deed and the Agency Agreement.

         (b) All amounts credited to the US$ Account by the Currency Swap Provider in relation to a payment by the Chargor under clause 16.1(a)(v)(D) or clause 16.1(c), will be applied pari passu to pay all Secured Moneys owing to US$ Noteholders.

16.8     EXCLUDED AMOUNTS

         For the avoidance of doubt, the following amounts shall not be treated as assets of the Trust available for distribution under clause 16.1.

         (a) Any amounts required by law to be paid to the holder of any prior ranking Security Interest over Trust Assets of which the Security Trustee has notice which amounts are properly secured by the Security Interest.

         (b)   Any of:

               (i) the proceeds of cash collateral lodged by the provider of an Hedge Agreement which are payable to that person under that Hedge Agreement; and

               (ii) the proceeds of any other cash collateral lodged by a Support Facility Provider under a Support Facility, which are payable to the Support Facility Provider.


               This paragraph (b) shall not apply to the extent that the relevant moneys are applied in accordance with the relevant document to satisfy any obligation owed to the Chargor by the relevant Support Facility Provider.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


16.9     PROPORTIONATE SHARING

         (a)   SHARING

                  Whenever any Mortgagee receives or recovers any money in respect of any sum due from the Chargor under a Trust Document in any way (including without limitation by set-off) except those referred to in clause 16.8 or through distribution by the Security Trustee under this deed (the RECEIVED MONEYS).

               (i)   the Mortgagee shall immediately notify the Security
                     Trustee;

               (ii) the Mortgagee shall immediately pay that money to the Security Trustee (unless the Security Trustee directs otherwise). As between each Class of Class A Noteholders, such payments (if any) are to be made pari passu and rateably;

               (iii) the Security Trustee shall treat the payment as if it were a payment by the Chargor on account of all sums then payable to the Mortgagees; and

               (iv)  (A)   the payment or recovery will be taken to have been a
                           payment for the account of the Security Trustee and not to the Mortgagee for its own account, and to that extent the liability of the Chargor to the Mortgagee will not be reduced by the recovery or payment, other than to the extent of any distribution received by the Mortgagee under paragraph (iii); and

                     (B) (without limiting sub-paragraph (A)) immediately on the Mortgagee making or becoming liable to make a payment under paragraph (ii), the Chargor shall indemnify the Mortgagee against the payment to the extent that (despite sub-paragraph (A)) its liability has been discharged by the recovery or payment.

         (b)   NETTING

                  If a Mortgagee receives or recovers any Received Moneys, and does not pay that amount to the Security Trustee under paragraph (a) above, the Security Trustee may retain out of amounts which would otherwise be payable to the Mortgagee under this deed any amounts which the Security Trustee considers necessary to put all Mortgagees in the same position as if that Mortgagee had complied with, or been required to comply with, paragraph (a) above and the Security Trustee's obligation to apply monies to such Mortgagee shall be discharged to the extent of such retention.

17.      OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY
--------------------------------------------------------------------------------

         (a) Any Mortgagee and any Receiver or Attorney may rely on the certificate of a holder of another Security Interest affecting or purporting to affect the Mortgaged Property as to the amount and property secured by the Security Interest.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) The Security Trustee or any Receiver may at any time pay or agree to pay the amount certified by the holder of a Security Interest or purported Security Interest to be necessary to discharge it or some indebtedness secured by it, or to acquire it. From the date of payment that amount will be part of the Secured Moneys and the Chargor shall indemnify the Security Trustee (and if other Mortgagees indemnify the Security Trustee, those other Mortgagees) and the Receiver against that amount. This applies whether or not that Security Interest or purported Security Interest was valid or prior, equal or subsequent ranking, or the property or moneys stated in the certificate were secured by it.

18.      PROTECTION OF MORTGAGEES, RECEIVER AND ATTORNEY
--------------------------------------------------------------------------------

         To the extent permitted by law, neither any Mortgagee nor any Receiver or Attorney will be liable:

         (a) in respect of any conduct, delay, negligence or breach of duty in the exercise or non-exercise of any Power; nor

         (b)   for any loss (including consequential loss) which results,

         except where it arises from fraud, negligence or wilful default on the part of any Mortgagee, Receiver or Attorney.

19.      PROTECTION OF THIRD PARTIES
--------------------------------------------------------------------------------

19.1     NO ENQUIRY

         No party to any Dealing (as defined below) and no person asked to register a Dealing:

         (a)   is bound to enquire:

               (i) whether an Event of Default has occurred or whether this deed has become enforceable;

               (ii) whether a person who is, or purports or is purported to be, a Receiver or Attorney is duly appointed;

               (iii) as to the amount of Secured Moneys or whether Secured
                     Moneys are due and payable; or

               (iv) in any other way as to the propriety or regularity of the Dealing; or

         (b) is affected by express notice that the Dealing is unnecessary or improper.

         For the protection of any party to a Dealing or a person registering a Dealing, the Dealing will be taken to be authorised by this deed and will be valid accordingly, even if there is any irregularity or impropriety in the Dealing.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         In this clause a DEALING is:

         (a)   any payment or any delivery or handing over of an asset to; or

         (b) any acquisition, incurring of Financial Indebtedness, receipt, sale, lease, disposal or other dealing, by,

         any Mortgagee or any Receiver or Attorney, or any person who purports or is purported to be a Receiver or Attorney.

19.2     RECEIPT

         The receipt of any Authorised Signatory of any Mortgagee or any Receiver or Attorney (or person who purports, or is purported, to be a Receiver or Attorney) for any moneys or assets payable to, or receivable or received by it, exonerates the person paying those moneys or handing over that asset from being concerned as to their application, or from being liable or accountable for their loss or misapplication.

20.      EXPENSES, INDEMNITY
--------------------------------------------------------------------------------

20.1     EXPENSES

         In accordance with the Supplementary Terms Notice and this deed, the Chargor shall reimburse each Mortgagee or (where the Mortgagee is a US$ Noteholder who is not a Voting Mortgagee) the Note Trustee, Receiver and Attorney for its expenses in relation to:

         (a) any consent, agreement, approval, waiver or amendment under or in relation to the Trust Documents; and

         (b)   (i)   any actual or contemplated enforcement of the Trust
                     Documents or the actual or contemplated exercise, preservation or consideration of any Powers under the Trust
                     Documents or in relation to the Mortgaged Property; and

               (ii) any enquiry by a Government Agency concerning the Chargor or the Mortgaged Property or a transaction or activity the subject of the Trust Documents, or in connection with which, financial accommodation or funds raised under a Trust Document are used or provided.

         This includes legal costs and expenses (including in-house lawyers charged at their usual rates) on a full indemnity basis, expenses incurred in any review or environmental audit, in reimbursing or indemnifying any Receiver or Attorney or in retaining consultants to evaluate matters of material concern to that Mortgagee and administrative costs including time of its executives (whose time and costs are to be charged at reasonable rates). This does not limit the generality of clause 20.2.

20.2     INDEMNITY

         Subject to Clause 16.1, on demand the Chargor shall indemnify each Mortgagee and each Receiver and Attorney against any loss, cost, charge,


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         liability or expense that Mortgagee (or any officer or employee of that Mortgagee) or any Receiver or Attorney may sustain or incur as a direct or indirect consequence of:

         (a)   the occurrence of any Event of Default; or

         (b) any exercise or attempted exercise of any Power or any failure to exercise any Power.

21.      CURRENCY INDEMNITY
--------------------------------------------------------------------------------
         The Chargor shall indemnify each Mortgagee against any deficiency which arises whenever, for any reason (including as a result of a judgment, order or Liquidation):

         (a) that Mortgagee receives or recovers an amount in one currency (the PAYMENT CURRENCY) in respect of an amount denominated under a Trust Document in another currency (the DUE CURRENCY); and

         (b) the amount actually received or recovered by that Mortgagee in accordance with its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

22.      STAMP DUTIES
--------------------------------------------------------------------------------

         (a) The Chargor shall pay (and reimburse each Mortgagee for) all stamp, transaction, registration and similar Taxes (including fines and penalties) in relation to the execution, delivery, performance or enforcement of any Trust Document or any payment or receipt or any other transaction contemplated by any Trust Document.

         (b) Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to any Mortgagee (other than the Note Trustee and the US$ Noteholders) by any bank or financial institution other than interest withholding tax.

         (c) The Chargor shall indemnify each Mortgagee against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Mortgagee to pay any Tax after having been put in funds to do so by the Chargor.

23.      INTEREST ON OVERDUE AMOUNTS
--------------------------------------------------------------------------------

23.1     ACCRUAL

         Interest accrues on each unpaid amount which is due and payable by the Chargor under or in respect of this deed or any Trust Document (including interest payable under this clause):

         (a) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of

--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               reimbursement or indemnity, the date of disbursement or loss, if earlier;

         (b) both before and after judgment (as a separate and independent obligation); and

         (c)   at the rate provided in clause 23.3,

         except where the Trust Document provides otherwise.

23.2     PAYMENT

         The Chargor shall pay interest accrued under this clause on demand by the Security Trustee and on each Payment Date. That interest is payable in the currency of the unpaid amount on which it accrues.

23.3     RATE

         The rate applicable under this clause is the sum of 2% per annum plus the higher of the following, each as determined by the Security
         Trustee:

         (a) the rate (if any) applicable to the amount immediately before the due date; and

         (b)   the sum of 2% and the Three Month Bank Bill Rate.

24. CERTIFICATE AS TO AMOUNT OF SECURED MONEYS, ETC.
--------------------------------------------------------------------------------

         A certificate signed by an Authorised Signatory of the Security Trustee will be sufficient evidence against the Chargor and the Mortgagees, in the absence of manifest error or proof to the contrary:

         (a)   as to the amount of Secured Moneys stated in the certificate;

         (b)   that a person specified in that certificate is a Mortgagee;

         (c)   that a document specified in that certificate is a Trust
               Document;

         (d) that the Security Trustee is of the opinion stated in the certificate; and

         (e) as to the amount and details of Excluded Advances stated in the certificates.

25.      SURVIVAL OF REPRESENTATIONS
--------------------------------------------------------------------------------

         All representations and warranties in a Trust Document survive the execution and delivery of the Trust Documents and the provision of advances and accommodation.

26.      INDEMNITY AND REIMBURSEMENT OBLIGATIONS
--------------------------------------------------------------------------------

         Each indemnity, reimbursement and similar obligation in a Trust
         Document:

         (a)   is a continuing obligation;

         (b)   is a separate and independent obligation;


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (c)   is payable on demand;

         (d)   survives termination or discharge of the Trust Document; and

         (e) is subject to the order of payment contained in the Supplementary Terms Notice and clause 16 of this deed and the restriction on remedies contained in clause 31.

27.      CONTINUING SECURITY
--------------------------------------------------------------------------------

         Each of this deed and each Collateral Security is a continuing security despite any settlement of account, intervening payment or anything else until a final discharge of this deed and each Collateral Security has been given to the Chargor.

28.      OTHER SECURITIES
--------------------------------------------------------------------------------

         No Power and nothing in this deed or any Collateral Security merges in, or in any other way prejudicially affects or is prejudicially affected by:

         (a)   any other Security Interest; or

         (b)   any judgment, right or remedy against any person,

         which any Mortgagee or any person claiming through any Mortgagee may have at any time.

29.      DISCHARGE OF THE CHARGE
--------------------------------------------------------------------------------

29.1     RELEASE

         (a) Upon the Manager providing a certificate to the Security Trustee (upon which certificate the Security Trustee may rely conclusively) (with a copy of that certificate to the Note Trustee) stating that:

               (i) all Secured Moneys (actually or contingently owing) have been paid in full; and

               (ii) the obligations of the Chargor under the Trust Documents have been performed, observed and fulfilled,

               the Security Trustee shall, subject to clause 29.2, at the request of the Manager or the Chargor, and at the cost of the Chargor, release the Mortgaged Property from the Charge and this deed.

         (b) upon the Manager providing a certificate to the Security Trustee (upon which certificate the Security Trustee may rely conclusively) stating that:

               (i) the only Secured Moneys (actually or contingently owing) which have not been paid in full are those with respect to Excluded Advances; and


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               (ii) the only obligations of the Charger which have not been performed, observed and fulfilled are those relating to repayment of Excluded Advances,

               the Security Trustee shall, subject to clause 29.2, at the request of the Manager or the Chargor, and at the cost of the Chargor, release the Excluded Assets from the Charge and this deed.

29.2     CONTINGENT LIABILITIES

         The Security Trustee shall be under no obligation to release the Charge in respect of the Trust unless at the time such release is sought the Security Trustee has no contingent or prospective liabilities in respect of the Trust or otherwise in connection with this deed whether or not there is any reasonable likelihood of such liabilities, becoming actual liabilities, including without limitation, in respect of any bills, notes drafts, cheques, guarantees, letters of credit or other notes or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the Chargor for the Trust.

29.3     CHARGE REINSTATED

         If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, without limit, any law relating to preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the Charge has already been discharged, the Chargor shall, at the expense of the Trust, promptly do, execute and deliver, and cause any relevant person to do, execute and deliver, all such acts and notes as the Security Trustee may require to reinstate this Charge unless the Security Trustee agrees otherwise in writing.

30.      AMENDMENT
--------------------------------------------------------------------------------

30.1     APPROVAL OF MANAGER

         The Security Trustee and the Chargor may, following the giving of at least 10 Business Days prior written notice to each Designated Rating Agency, and with the written approval of the Manager and (subject to Clause 40.17(d)) the Noteholder Mortgagees and, by way of supplemental deed alter, add to or modify this deed (including this clause 30) so long as such alteration, addition or modification is:

         (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) in the opinion of the Security Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Agency;

         (c) in the opinion of the Security Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is in the


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               opinion of the Security Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

         (d) in the opinion of the Security Trustee and in accordance with this deed neither prejudicial nor likely to be prejudicial to the interest of the Mortgagees as a whole or any class of Mortgagees.

30.2     EXTRAORDINARY RESOLUTION OF VOTING MORTGAGEES

         Where in the opinion of the Security Trustee and in accordance with this deed, a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 30.1, is prejudicial or likely to be prejudicial to the interest of Mortgagees as a whole or any class of Mortgagees, the Security Trustee and the Chargor may make such alteration, addition or modification if sanctioned by an Extraordinary Resolution of the Voting Mortgagees or that class of Voting Mortgagees.

30.3     DISTRIBUTION OF AMENDMENTS

         The Manager shall distribute to all Voting Mortgagees and each Designated Rating Agency, a copy of any amendments made pursuant to clause 30.1 or 30.2 as soon as reasonably practicable after the amendment has been made.

31.      CHARGOR'S LIABILITY
--------------------------------------------------------------------------------

31.1     LIMITATION OF LIABILITY

         (a)   GENERAL


                  Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Chargor and the Manager under this deed.

         (b)   LIMITATION OF CHARGOR'S LIABILITY

               (i) The Chargor enters into this deed only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (iii) below, a liability arising under or in connection with this deed or the Trust can be enforced against the Chargor only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Chargor to be exonerated or indemnified for the liability. This limitation of the Chargor's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Chargor in any way connected with any representation, warranty, conduct,


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               omission, agreement or transaction related to this deed or the Trust.

         (ii) Subject to paragraph (iii) below, no person (including any Relevant Party) may take action against the Chargor in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under this deed), or a liquidator, an administrator or any similar person to the Chargor or prove in any liquidation, administration or arrangements of or affecting the Chargor.

         (iii) The provisions of this clause 31.1(b) shall not apply to any obligation or liability of the Chargor to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Chargor's indemnification or exoneration out of the Assets of the Trust as a result of the Chargor's fraud, negligence, or Default.

         (iv) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Chargor (including any related failure to satisfy its obligations under this deed) will be considered fraud, negligence or Default of the Chargor for the purpose of paragraph (iii) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Chargor in accordance with this deed or any other Transaction Document to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

         (v) In exercising their powers under the Transaction Documents, each of the Chargor, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this deed has authority to act on behalf of the Chargor in a way which exposes the Chargor to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Chargor for the purpose of paragraph (iii) above.

         (vi) In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee, and the provider of a Support Facility.

         (vii) Nothing in this clause limits the obligations expressly imposed on the Chargor under the Transaction Documents.

31.2     RIGHTS AGAINST MORTGAGED PROPERTY PRESERVED

         The Mortgaged Property shall secure to the Security Trustee, and the Security Trustee shall have recourse to the Mortgaged Property for, all of the liabilities


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         of the Chargor to the Mortgagees under the Trust Documents notwithstanding that at general law, under statute or under the Master Trust Deed the Chargor has not properly incurred such liability as Chargor or does not have a right of indemnity in relation to that liability from the Mortgaged Property or has failed to execute that degree of care, diligence and prudence required of a trustee (including, without limiting the generality of the foregoing any fraud, negligence or breach of trust).

31.3     OBLIGATION EXPRESS

         The Chargor, is not obliged to enter into any commitment or obligation under this deed, unless:

         (a) in the case of commitments or obligations that are expressly contemplated by a Transaction Document and are between parties to a Transaction Document, the Chargor's liability is limited in the same manner as set out in this clause 31; or

         (b) in the case of any other commitments or obligations, the Chargor's liability is limited in a manner satisfactory to the Chargor in its absolute discretion.

32.      WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

         (a) No failure to exercise and no delay in exercising any Power operates as a waiver. No single or partial exercise of any Power precludes any other or further exercise of that Power or any other Power.

         (b) The Powers in this deed and each Collateral Security are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

33.      CONSENTS AND OPINION
--------------------------------------------------------------------------------

         Except where expressly stated any Mortgagee may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its Powers, at its absolute discretion.

34.      SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

         (a) Any provision of this deed or any Collateral Security which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed or any Collateral Security nor affect the validity or enforceability of that provision in any other jurisdiction.

         (b)   Without limiting the generality of paragraph (a):

               (i) the definition of Secured Moneys does not include any liability so long as and to the extent that the inclusion of that liability


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                     would avoid, invalidate or render ineffective clause 3 or 4 or the security constituted by this deed; and

               (ii) the definition of the Mortgaged Property does not include any asset so long as and to the extent that the inclusion of that asset would invalidate, avoid or render ineffective clause 3 or 4 or the security constituted by this deed.

               The Chargor shall use its reasonable endeavours to satisfy any condition or obtain any Authorisation which relates to it as trustee of the Trust, but not in respect of the Trust generally which may be necessary to include that liability or asset validly under the Charge or this deed.

35.      MORATORIUM LEGISLATION
--------------------------------------------------------------------------------

         To the full extent permitted by law all legislation which at any time directly or indirectly:

         (a) lessens, varies or affects in favour of the Chargor any obligation under this deed or any Collateral Security; or

         (b) delays, prevents or prejudicially affects the exercise by any Mortgagee, any Receiver or Attorney, of any Power,

         is excluded from this deed and any Collateral Security.

36.      ASSIGNMENTS
--------------------------------------------------------------------------------

         (a) Subject to the other Trust Documents, a Mortgagee may assign its rights under this deed and each Collateral Security. If this deed or any Mortgagee's interest in it is assigned, the Secured Moneys will include all actual and contingent liability of the Chargor to the assignee, whether or not it was incurred before the assignment or in contemplation of it.

         (b) The Chargor may only assign or transfer any of its rights or obligations under this deed or any Collateral Security in accordance with the Transaction Documents and if prior notice has been given to each Designated Rating Agency and such assignment or transfer has no adverse effect on the ratings of the Notes.

37.      NOTICES
--------------------------------------------------------------------------------

         (a) All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

               (i)   must be in writing;

               (ii)  must be signed by an Authorised Signatory of the sender;
                     and

               (iii) will be taken to be duly given or made (in the case of delivery in person, by post, or by facsimile transmission) when


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                     delivered, received or left at the address of the recipient shown in this deed, to any other address it may have notified the sender, or as provided in clause 37(b) but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

         (b) The Security Trustee may give notice to a Mortgagee at the address notified to the Security Trustee by the Chargor or the Manager as that Mortgagee's address for notice or, where the Mortgagee is a Noteholder, at the address of the Note Trustee.

38.      RELATIONSHIP OF MORTGAGEES TO SECURITY TRUSTEE
--------------------------------------------------------------------------------

38.1     INSTRUCTIONS; EXTENT OF DISCRETION

         (a) The Security Trustee will have no duties or responsibilities except those expressly set out in this deed or any Collateral Security.

         (b) Subject to this deed, in the exercise of all its Powers the Security Trustee shall act in accordance with any Extraordinary Resolution of the Voting Mortgagees.

         (c) In the absence of an Extraordinary Resolution of the Voting Mortgagees, the Security Trustee need not act but, if it does act, it must act (with prior written notice to the Noteholder Mortgagees) in the best interests of the Mortgagees in accordance with this deed.

         (d) Any action taken by the Security Trustee under this deed or any Collateral Security binds all the Mortgagees.

38.2     NO OBLIGATION TO INVESTIGATE AUTHORITY

         (a) Neither the Chargor nor the Security Trustee need enquire whether any Extraordinary Resolution has been passed or as to the terms of any Extraordinary Resolution.

         (b) As between the Chargor on the one hand and the Security Trustee and the Mortgagees on the other, all action taken by the Security Trustee under this deed or any Collateral Security will be taken to be authorised.

38.3     DELEGATION

         (a) The Security Trustee may employ agents and attorneys, and, provided that the Security Trustee exercises reasonable care in selecting them, providing the Security Trustee and the agent or attorney, as the case may be, are not related bodies corporate (as defined in the Corporations Law) the Security Trustee will not be liable for the acts or omissions of any such agent or delegate. The Security Trustee may at the expense of the Chargor obtain such advice and information


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               from lawyers, accountants, bankers and other consultants and experts as it considers desirable to allow it to be properly advised and informed in relation to its powers and obligations. Before obtaining such advice or information (unless the advice or information relates to the Manager) before the occurrence of an Event of Default, the Security Trustee shall first inform the Manager of the need for the advice or information and obtain the approval of the Manager, which approval shall not be unreasonably withheld or delayed.

         (b) Notwithstanding other provisions in this clause 38.3, where the Security Trustee employs a related body corporate as agent or attorney, the Security Trustee shall be liable for all acts or omissions of the agent or attorney done or omitted whilst acting in its capacity as such.

38.4     RELIANCE ON DOCUMENTS AND EXPERTS

         The Security Trustee may rely on:

         (a) any document (including any facsimile transmission, telegram or telex) it reasonably believes to be genuine and correct including any document given by the Chargor under clause 5.1(d) or by the Manager under clause 5.4; and

         (b) advice and statements of lawyers, accountants, bankers and other consultants and experts, whether or not retained by it.

38.5     NOTICE OF TRANSFER

         The Security Trustee may treat each Mortgagee as the holder of the Mortgagee's rights under the Trust Documents until the Security Trustee has received a substitution certificate or an instrument of transfer in a form approved by the Security Trustee.

38.6     NOTICE OF DEFAULT

         (a) The Security Trustee will be taken not to have knowledge of the occurrence of an Event of Default unless the Security Trustee has received notice from a Mortgagee or the Chargor stating that an Event of Default has occurred and describing it.

         (b) If the Security Trustee receives notice of, or becomes aware of, the occurrence of events or circumstances constituting an Event of Default and that those events or circumstances do constitute an Event of Default, the Security Trustee shall notify the Mortgagees.

38.7     SECURITY TRUSTEE AS MORTGAGEE

         (a) The Security Trustee in its capacity as a Mortgagee has the same rights and powers under the Trust Documents as any other Mortgagee. It may exercise them as if it were not acting as the Security Trustee.

         (b) The Security Trustee and its Associates may engage in any kind of business with the Chargor, Manager and any Mortgagee or other


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               person as if it were not the Security Trustee. It may receive consideration for services in connection with any Trust Document and otherwise without having to account to the Mortgagees.

38.8     INDEMNITY TO SECURITY TRUSTEE

         (a) Subject to clause 38.8(b) and to the order of payment contained in the Supplementary Terms Notice and clause 16 of this deed, the Chargor shall indemnify the Security Trustee (to the extent not reimbursed by the Chargor) against any loss, cost, liability, expense or damage the Security Trustee may sustain or incur directly or indirectly under or in relation to the Trust Documents. This does not limit the Chargor's liability under any other provision.

         (b) The Chargor is not liable under this sub-clause for any of the above to the extent that they arise from the Security Trustee's fraud, negligence or breach of trust.

         (c)   (i)   Subject to paragraph (c)(iii) below, a liability arising
                     under or in connection with this deed or the trust constituted under this deed can be enforced against the Security Trustee only to the extent to which it can be satisfied out of the assets and property of the trust constituted under this deed which are available to satisfy the right of the Security Trustee to be exonerated or indemnified for the liability. This limitation of the Security Trustee's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Security Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed or the trust constituted under this deed.

               (ii) Subject to paragraph (c)(iii) below, no person (including any Relevant Party) may take action against the Security Trustee in any capacity other than as trustee of the trust constituted under this deed or seek the appointment of a receiver (except under this deed), or a liquidator, an administrator or any similar person to the Security Trustee or prove in any liquidation, administration or arrangements of or affecting the Security Trustee.

               (iii) The provisions of this clause 38.8(c) shall not apply to any obligation or liability of the Security Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Security Trustee's indemnification or exoneration out of the assets as a result of the Security Trustee's fraud, negligence or breach of trust.

               (iv) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust and the trust constituted under this deed. No act or omission of the Security Trustee


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                      (including any related failure to satisfy its obligations under this deed) will be considered fraud, negligence or breach of trust of the Security Trustee for the purpose of paragraph (c)(iii) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Security Trustee in accordance with this deed or any other Transaction Document to fulfil its obligations relating to the Trust or the trust constituted under this deed or by any other act or omission of a Relevant Party or any such person.

               (v) In exercising their powers under the Transaction Documents, each of the Chargor, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this deed has authority to act on behalf of the Security Trustee in a way which exposes the Security Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Security Trustee for the purpose of paragraph (c)(iii) above.

               (vi) The Security Trustee is not obliged to enter into any commitment or obligation under this deed, unless:

                      (A) in the case of commitments or obligations that are expressly contemplated by a Transaction Document and are between parties to a Transaction Document, the Security Trustee's liability is limited in the same manner as set out in this subclause (c); or

                      (B) in the case of any other commitments or obligations, the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion.

               (vii) A failure by the Security Trustee to act because it has not received instructions (or proper instructions) from the Mortgagees is not fraud, negligence or breach of trust.

               (viii) In this clause, RELEVANT PARTIES means each of the
                      Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee, and the provider of a Support Facility.

               (ix) Nothing in this clause limits the obligations expressly imposed on the Security Trustee under the Transaction Documents.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


38.9     INDEPENDENT INVESTIGATION

         Each Mortgagee confirms that it has made and will continue to make, independently and without reliance on the Security Trustee, the Chargor or any other Mortgagee (including the Manager) unless otherwise provided in the Transaction Documents and based on the Trust Documents, agreements and information which it regards appropriate:

         (a) its own investigations into the Trust, the Notes and other Mortgagee (including the Manager); and

         (b) its own analyses and decisions whether to take or not take action under any Trust Document.

38.10    NO MONITORING

         The Security Trustee is not required to keep itself informed as to the compliance by the Chargor or the Manager with any Trust Document or any other document or agreement or to inspect any property or book of the Chargor or the Manager.

38.11    INFORMATION

         The Chargor authorises:

         (a)   the Security Trustee to provide any Mortgagee; and

         (b)   the Note Trustee and any Paying Agent to provide any US$
               Noteholder,

         with any information concerning the Trust and Notes which may come into the possession of the Security Trustee or the Note Trustee (as the case may be). Save for the information which is required by any Transaction Document to be provided by it to the respective persons referred to in paragraph (a) or (b) (as the case may be), none of the Security Trustee, Note Trustee or any Paying Agent need otherwise provide any other person with such information.

38.12    CONFLICTS

         (a) Subject to clause 2.2, in the event of any dispute, ambiguity or doubt as to the construction or enforceability of this deed or of any other document or the Security Trustee's powers or obligations under or in connection with this deed or the determination or calculation of any amount or thing for the purpose of this deed or the construction or validity of any direction from the Mortgagees, the Security Trustee may:

               (i) obtain and rely on advice from any person referred to in clause 38.3 and may comply with such direction or order; and/or

               (ii) apply to a court or similar body for any direction or order the Security Trustee considers appropriate,


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               and provided the Security Trustee is using reasonable endeavours to resolve such ambiguity, dispute or doubt, the Security Trustee, in its absolute discretion, may refuse to act or refrain from acting in relation to matters affected by such dispute, ambiguity or doubt.

         (b) Neither the Security Trustee nor the Note Trustee has any responsibility for the form or contents of this deed or any other Trust Document and will have any liability (except, in each case, with respect to itself) arising as a result of or in connection with any inadequacy, invalidity or unenforceability of any provision of this deed or the other Trust Documents.

38.13    NO LIABILITY

         Without limitation the Security Trustee shall not be liable for:

         (a) any decline in the value or loss realised upon any sale or other disposition made under this deed of any Mortgaged Property or any other property charged to the Security Trustee by any other person in respect of or relating to the obligations of the Chargor or any person in respect of the Chargor or the Secured Moneys or relating in any way to the Mortgaged Property;

         (b) any decline or loss directly or indirectly arising from the Security Trustee acting or failing to act as a consequence of an opinion reached by it; and

         (c) any loss, expense or liability which may be suffered as a result of any assets secured by this deed, Mortgaged Property or any deeds or documents of title thereto being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operator or by any person on behalf of the Note Trustee, except to the extent caused by the fraud, negligence or breach of trust of the Security Trustee.

39.      RETIREMENT AND REMOVAL OF SECURITY TRUSTEE
--------------------------------------------------------------------------------

39.1     RETIREMENT

         Subject to any Trust Document to which the Security Trustee is a party, and subject also to the appointment of a successor Security Trustee as provided in this clause, the Security Trustee may retire at any time upon giving not less than three months' notice (or such shorter period as the parties may agree) in writing to the Chargor, the Manager, the Note Trustee and each Designated Rating Agency without assigning any reason and without being responsible for any costs occasioned by such retirement.

39.2     REMOVAL

         Subject to any Trust Document to which the Security Trustee is a party, the appointment of a successor Security Trustee as provided in this clause, and


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         prior notice being given to each Designated Rating Agency, the Security Trustee may be removed:

         (a) by the Manager if any of the following occurs in relation to the Security Trustee:

               (i) an Insolvency Event occurring in relation to the Security Trustee in its personal capacity;

               (ii)  the cessation by the Security Trustee of its business;

               (iii) the Security Trustee fails to comply with any of its obligations under any Transaction Document and such action has had, or, if continued will have, a Material Adverse Effect, and, if capable of remedy, that failure is not remedied within 14 days after the earlier of (i) the Security Trustee having become actually aware of that failure and (ii) the Security Trustee having received written notice with respect thereto from the Manager; or

               (iv) there is a change in effective control of the Security Trustee from that subsisting as at the date of this deed unless approved by the Manager; or

         (b)   at any time by an Extraordinary Resolution of the Voting
               Mortgagees.

39.3     REPLACEMENT

         (a) Upon notice of resignation or removal the Manager shall have the right to appoint a successor Security Trustee who has been previously approved by an Extraordinary Resolution of the Voting Mortgagees and who accepts the appointment.

         (b) If no successor Security Trustee is appointed within 30 days after notice, the retiring Security Trustee may on behalf of the Mortgagees appoint a successor Security Trustee (other than St. George or a Related Body Corporate of St. George) who accepts the appointment. If no such person is willing to accept this appointment, the Voting Mortgagees may elect a Security Trustee from among the Voting Mortgagees.

         (c) On its appointment the successor Security Trustee will have all the rights, powers and obligations of the retiring Security Trustee. The retiring Security Trustee will be discharged from its rights, powers and obligations, subject to paragraph (e).

         (d) The retiring Security Trustee shall execute and deliver all Documents or agreements which are necessary or desirable in its opinion to transfer to the successor Security Trustee this deed and each Collateral Security or to effect the appointment of the successor Security Trustee.

         (e) After any retiring Security Trustee's resignation or removal, this deed will continue in effect in respect of anything done or omitted to be done by it while it was acting as Security Trustee.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


39.4     RATING AGENCIES APPROVAL

         Any resignation or removal of the Security Trustee and appointment of a successor security trustee will not become effective until acceptance of the appointment of that successor Security Trustee and confirmation by the Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the Notes.

40.      MEETINGS OF MORTGAGEES
--------------------------------------------------------------------------------

40.1     LIMITATION ON SECURITY TRUSTEE'S POWERS

         Except as provided for in this deed, the Security Trustee shall not assent or give effect to any matter which a meeting of Voting Mortgagees is empowered by Extraordinary Resolution to do, unless the Security Trustee has previously been authorised to do so by an Extraordinary Resolution of Voting Mortgagees.

40.2     CONVENING OF MEETINGS

         (a)   (GENERALLY)

               (i) Subject to clause 40.17, the Security Trustee or the Manager at any time may convene a meeting of the Voting Mortgagees.

               (ii) Subject to clause 40.17, and subject to the Security Trustee being adequately indemnified out of the property held on trust under clause 2.1(b) against all costs and expenses occasioned as a result, the Security Trustee shall convene a meeting of the Voting Mortgagees if requested to do so:

                     (A)   by the Chargor; or

                     (B) by Voting Mortgagees being holders of not less than 30% of the then Secured Moneys.

         (b)   (TIME AND PLACE)

               (i) Every meeting of Voting Mortgagees shall be held at such time and place as the Security Trustee approves, provided (subject to sub-paragraph (ii) and clause 40.3(b)) that any such meeting shall not be held until the US$ Noteholders have held a meeting in accordance with the Note Trust Deed and determined how to vote or how to direct the Note Trustee to vote (as the case may be) in the meeting of Voting Mortgagees.

               (ii) Upon receiving notice of a meeting of the Voting Mortgagees, the Note Trustee shall as soon as practicable call a meeting of the US$ Noteholders in accordance with the terms of the Note Trust Deed.



--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               (iii) The proviso in sub-paragraph (i) shall not apply if:

                     (A) the meeting of US$ Noteholders called in accordance with sub-paragraph (ii) is adjourned more than once; and

                     (B) the US$ Noteholders' determination under sub-paragraph (i) is not made at the meeting or adjourned meeting (as the case may be).

40.3     NOTICE OF MEETINGS

         (a) (PERIOD OF NOTICE) Subject to clause 40.3(b), at least 7 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) shall be given to the Voting Mortgagees, the Beneficiary and all the Designated Rating Agencies.

         (b) (SHORT NOTICE) Notwithstanding that a meeting is convened upon shorter notice than as specified in clause 40.3(a), or a meeting or details of that meeting are not notified, advised or approved in accordance with this clause 40, it shall be deemed to be duly convened if it is so agreed by the Voting Mortgagees representing a quorum (which quorum must include the Note Trustee or the US$ Noteholders, as the case maybe).

         (c) (COPIES) A copy of the notice shall in all cases be given by the party to this deed convening the meeting to the other parties to this deed.

         (d) (METHOD OF GIVING NOTICE) Notice of a meeting shall be given in the manner provided in this deed.

         (e) (CONTENTS OF A NOTICE) Notice of a meeting of Voting Mortgagees shall specify, unless in any particular case the Security Trustee otherwise agrees:

               (i)   the day, time and place of the proposed meeting; and

               (ii)  the nature of the resolutions to be proposed.

         (f) (FAILURE TO GIVE NOTICE) The accidental omission to give notice to or the non-receipt of notice by any person entitled to receive it shall not invalidate the proceedings at any meeting.

40.4     CHAIRMAN

         A person (who need not be a Voting Mortgagee and who may be a Representative of the Security Trustee) nominated in writing by the Security Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated is not present within 15 minutes after the time appointed for the holding of that meeting the Voting Mortgagees present shall choose one of their number to be chairman.

40.5     QUORUM

         At any such meeting any two or more persons present in person holding, or being Representatives holding or representing, in the aggregate not less than


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         51% of the then Secured Moneys shall form a quorum for the transaction of business (other than passing an Extraordinary Resolution in which case the quorum shall be not less than 67.5% of the then Secured Moneys) and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

40.6     ADJOURNMENT

         (a) (QUORUM NOT PRESENT) If within 15 minutes from the time appointed for any such meeting a quorum is not present the meeting shall, if convened on the requisition of the Voting Mortgagees be dissolved. In any other case it shall stand adjourned (unless the Security Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At the adjourned meeting two or more persons present in person holding, or being Representatives holding or representing 15% of the then Secured Moneys shall (except for the purpose of passing an Extraordinary Resolution) form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at that meeting. The quorum at any such adjourned meeting for passing a Extraordinary Resolution shall be 20% of the then Secured Moneys.

         (b) (ADJOURNMENT OF MEETING) The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

         (c) (NOTICE OF ADJOURNED MEETING) At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

40.7     VOTING PROCEDURE

         (a) (SHOW OF HANDS) Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall, both on a show of hands and on a poll, have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Voting Mortgagee or as a Representative.

         (b) (DECLARATION) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Chargor, the Manager, the Note Trustee or the Security Trustee or by one or more persons holding, or being a Representative or Representatives holding or representing, in aggregate not less than 15% of the then Secured Moneys, a declaration by the chairman that


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               a resolution has been carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

         (c) (POLL) If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as provided below) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

         (d) (NO ADJOURNMENT) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

         (e)   (VOTES) Subject to clause 40.7(a), at any meeting:

               (i) on a show of hands, every person holding, or being a Representative holding or representing other persons who hold, Secured Moneys shall have one vote except that the Note Trustee shall represent each US$ Noteholder who has directed the Note Trustee to vote on its behalf under the Note Trust Deed; and

               (ii) on a poll, every person who is present shall have one vote for each US$100 or, in the case of A$ Noteholders for each A$ Equivalent of US$100 (but, in each case, not part thereof) of the Secured Moneys that he holds or in respect of which he is a Representative. Any person entitled to more than one vote need not use or cast all of the votes to which he is entitled in the same way.

         (f) (EVIDENCE) A certificate from the Note Trustee to the Security Trustee that the Note Trustee is entitled to vote on behalf of a US$ Noteholder will be satisfactory evidence to the Security Trustee that the Note Trustee is so entitled to vote.

         For the purpose of determining the amount of Secured Moneys at any time, the Security Trustee may rely on the Accounts of the Chargor and any information provided by the Auditor of the Chargor. Clause 24 will apply to any determination of Secured Moneys for the definition of VOTING MORTGAGEE and this Clause 40.

40.8     RIGHT TO ATTEND AND SPEAK

         The Chargor, the Manager, the Security Trustee and the Beneficiary (through their respective Representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of Voting Mortgagees (and, to the extent that they are also a Voting Mortgagee, to vote at that meeting). No person shall otherwise be entitled to attend or vote at any meeting of the Voting Mortgagees or to join with others in requesting the


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         convening of such a meeting unless he is a Voting Mortgagee or a Representative.

40.9     APPOINTMENT OF PROXIES

         (a) (REQUIREMENTS) Each appointment of a proxy shall be in writing and shall be deposited at the registered office of the Security Trustee or in such other place as the Security Trustee shall designate or approve, together with proof satisfactory to the Security Trustee of its due execution (if so required by the Security Trustee), not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote, and in default, the appointment of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before that meeting or adjourned meeting proceeds to business. A notarially certified copy proof of due execution as specified above (if applicable) shall, if required by the Security Trustee, be produced by the proxy at the meeting or adjourned meeting, but the Security Trustee shall not thereby be obliged to investigate or be concerned with the validity or the authority of the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Voting Mortgagee.

         (b) (PROXY REMAINS VALID) Any vote given in accordance with the terms of an appointment of proxy set out in clause 40.9(a) shall be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Mortgagee's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment has been received by the Security Trustee at its registered office, or by the chairman of the meeting, in each case within the 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

40.10    CORPORATE REPRESENTATIVES

         A person authorised pursuant to section [126] of the Corporations Law by a Voting Mortgagee being a body corporate to act for that Voting Mortgagee at any meeting shall, in accordance with his authority until his authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Voting Mortgagee and shall be entitled to produce evidence of his authority (together with, if required by the Security Trustee, evidence satisfactory to the Security Trustee of the due execution of the authority) to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

40.11    RIGHTS OF REPRESENTATIVES

         A Representative shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specifically


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         directed to vote for or against any proposal) have power generally to act at a meeting for the Voting Mortgagee concerned. The Security Trustee and any officer of the Security Trustee may be appointed a Representative.

40.12    EXTRAORDINARY RESOLUTIONS

         (a) (POWERS) A meeting of Voting Mortgagees shall, without prejudice to any rights or powers conferred on other persons by this deed, have power exercisable by Extraordinary Resolution:

               (i) to direct the Security Trustee in the action that should be taken by it following the occurrence of an Event of Default or the Charge or this deed becoming enforceable;

               (ii) to sanction any action that the Security Trustee or a Receiver proposes to take to enforce the provisions of this deed;

               (iii) to sanction any proposal by the Manager, the Chargor or the
                     Security Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Mortgagees against the Chargor or the Manager whether such rights shall arise under this deed, the Trust Documents or otherwise;

               (iv) to sanction the exchange or substitution of the Secured Moneys for, or the conversion of the Secured Moneys into, bonds or other obligations or securities of the Chargor or any body corporate formed or to be formed;

               (v) to assent to any modification of the provisions contained in this deed which may be proposed by the Chargor, the Note Trustee, the Manager or the Security Trustee;

               (vi) to give any authority, direction, guidance or sanction sought by the Security Trustee from the Voting Mortgagees;

               (vii) to appoint any persons (whether Voting Mortgagees or not)
                     as a committee or committees to represent the interests of the Voting Mortgagees and to confer on such committee or committees any powers or discretions which the Voting Mortgagees could themselves exercise by Extraordinary Resolution;

              (viii) to approve a person proposed to be appointed as a new
                     Security Trustee for the time being;

               (ix) to discharge or exonerate the Security Trustee from any liability in respect of any act or omission for which it may become responsible under this deed;

               (x) to do any other thing which under this deed is required to be given by an Extraordinary Resolution of the Mortgagees;

               (xi) to authorise the Security Trustee or any other person to concur in and execute and do all such documents, acts and


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                     things as may be necessary to carry out and give effect to any Extraordinary Resolution; or

               (xii) to determine whether the Security Trustee should or should not perform an act and any such Extraordinary Resolution will (where relevant and in accordance with clause 40.17) override any determination by the Note Trustee.

         (b) (NO POWER) A meeting of Voting Mortgagees shall not have power in relation to any Mortgagee to:

               (i) release any obligation to pay any of the Secured Moneys to that Mortgagee;

               (ii) alter any date upon which any of the Secured Moneys is payable;

               (iii) alter the amount of any payment of any part of the Secured
                     Moneys; or

               (iv)  alter clause 16.1 in relation to that Mortgagee,


               without the consent of that Mortgagee.

40.13    EXTRAORDINARY RESOLUTION BINDING ON MORTGAGEES

         Subject to clause 40.12(b), an Extraordinary Resolution passed at a meeting of the Voting Mortgagees duly convened and held in accordance with this clause 40 shall be binding upon all Mortgagees whether or not present at such meeting and each of the Mortgagees and the Chargor, the Manager and the Security Trustee shall be bound to give effect to it accordingly.

40.14    MINUTES AND RECORDS

         Minutes of all resolutions and proceedings at every meeting of the Voting Mortgagees under this clause 40 shall be made and duly entered in the books to be from time to time provided for that purpose by the Security Trustee and any such minutes purporting to be signed by the chairman of the meeting at which those resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Voting Mortgagees shall be conclusive evidence of the matters contained in those minutes and until the contrary is proved, provided every meeting in respect of the proceedings of which minutes have been made and signed as provided in this clause 40.14 shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted in that meeting to have been duly passed and transacted.




--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


40.15    WRITTEN RESOLUTIONS

         Notwithstanding the preceding provisions of this clause 40, a resolution of all the Voting Mortgagees (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have:

         (a) in the case of a resolution (including an Extraordinary Resolution) of all the Voting Mortgagees, been signed by all the Voting Mortgagees; and

         (b) any such instrument shall be effective upon presentation to the Security Trustee for entry in the records referred to in clause 40.14

40.16    FURTHER PROCEDURES FOR MEETINGS

         Subject to all other provisions contained in this deed, the Security Trustee may without the consent of the Mortgagees prescribe such further regulations regarding the holding of meetings of the Voting Mortgagees and attendance and voting at those meetings as the Security Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Security Trustee thinks reasonable:

         (a) (PERSONS ARE VOTING MORTGAGEES) so as to satisfy itself that persons are in fact Voting Mortgagees who purport to requisition a meeting or who purport to make any requisition to the Security Trustee in accordance with this deed;

         (b) (ENTITLEMENT TO VOTE) so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting Mortgagees are entitled to do so in accordance with this clause 40 and this deed; and

         (c) (FORMS OF REPRESENTATIVE) as to the form of appointment of a Representative.

40.17    NOTE TRUSTEE RIGHTS

         (a) Despite any other provision of this deed, for so long as the Noteholder Mortgagees are the only Voting Mortgagees they may direct the Security Trustee to do any act or thing which the Security Trustee is required to do, or may only do, at the direction of an Extraordinary Resolution of Voting Mortgagees including those acts or things referred to in clause 40.12 and the Security Trustee shall, subject to this deed, comply with such direction of the Noteholder Mortgagees.

         (b) Neither the Security Trustee nor the Manager may call a meeting of Voting Mortgagees while the Noteholder Mortgagees are the only Voting Mortgagees, unless the Noteholder Mortgagees otherwise consent.



--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (c) Despite any other provision of this deed, at any time while an Event of Default subsists:

               (i) if the Noteholder Mortgagees are not the only Voting Mortgagee; and

               (ii) if Noteholder Mortgagees direct the Security Trustee to enforce the Charge (whether in the case of the Note Trustee directed to do so by the Class A Noteholders or as it determines on behalf of the Class A Noteholders), the Security Trustee shall enforce the Charge under clause 8.2 as if directed to do so by an Extraordinary Resolution of Voting Mortgagees and paragraph (a) shall apply as if the Noteholder Mortgagees were the only Voting Mortgagee.

         (d) The Security Trustee shall not be liable to any Mortgagee for acting, or not acting, on the directions of the Noteholder Mortgagee except where in so doing the Security Trustee engages in any fraud, negligence or breach of trust.

         (e)   Any reference to the Noteholder Mortgagees where:

               (i)   they are the only Voting Mortgagees; or

               (ii) where the consent of the Noteholder Mortgagees is required under this deed in relation to a discretion or act of the Security Trustee,

               means so many of the Noteholder Mortgagees who represent more than 50% of the Total Invested Amount.

41.      AUTHORISED SIGNATORIES
--------------------------------------------------------------------------------

         The Chargor irrevocably authorises each Mortgagee to rely on a certificate by a person purporting to be its director or secretary as to the identity and signatures of its Authorised Signatories. The Chargor warrants that those persons have been authorised to give notices and communications under or in connection with the Trust Documents.

42.      GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

         This deed is governed by the laws of the New South Wales. The Chargor submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

43.      COUNTERPARTS
--------------------------------------------------------------------------------

         This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.



--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


44.      SET-OFF
--------------------------------------------------------------------------------

         No Mortgagee may apply any credit balance in any currency (whether or not matured) in any account comprised in the Mortgaged Property towards satisfaction of any sum then due and payable to that Mortgagee under or in relation to any Trust Document.

45.      ACKNOWLEDGEMENT BY CHARGOR
--------------------------------------------------------------------------------

         The Chargor confirms that:

         (a) it has not entered into any Trust Document in reliance on, or as a result of, any conduct of any kind of or on behalf of any Mortgagee (other than the Manager and the Servicer) or any Related Body Corporate of any Mortgagee (including any advice, warranty, representation or undertaking); and

         (b) no Mortgagee nor any Related Body Corporate of any Mortgagee is obliged to do anything (including disclose anything or give advice),

         except as expressly set out in the Trust Documents or in writing duly signed by or on behalf of the Mortgagee or Related Body Corporate.

46.      INFORMATION MEMORANDUM
--------------------------------------------------------------------------------

         The Security Trustee has no responsibility for any statement or information in or omission from any information memorandum, advertisement, circular or other document issued by or on behalf of the Chargor or Manager, including in connection with the issue of Notes. Neither the Chargor nor the Manager may publish or permit to be published any such document in connection with the offer of Notes or an invitation for subscriptions for Notes containing any statement which makes reference to the Security Trustee without the prior written consent of the Security Trustee, which consent must not be unreasonably withheld. In considering whether to give its consent, the Security Trustee is not required to take into account the interests of the other Mortgagees.

47.      SECURITY TRUSTEE'S LIMITED LIABILITY
--------------------------------------------------------------------------------

47.1     RELIANCE ON CERTIFICATE

         The Security Trustee shall not incur any liability as a result of relying upon the authority, validity, due authorisation of, or the accuracy of any information contained in any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document or communication (including any of the above submitted or provided by the Manager, by the Trustee or by a Mortgagee) if the Security Trustee is entitled, under clause 47.2 to assume such authenticity, validity, due authorisation or accuracy.


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         In preparing any notice, certificate, advice or proposal the Security Trustee shall be entitled to assume, unless it is actually aware to the contrary, that each person under any Authorised Investment, Support Facility, Receivable, Receivable Security, Related Securities, other Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to the Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

47.2     SECURITY TRUSTEE'S RELIANCE ON MANAGER, NOTE TRUSTEE
         OR SERVICER

         (a) (AUTHORISED SIGNATORIES ARE SUFFICIENT EVIDENCE) Whenever any certificate, notice, proposal, direction, instruction, document or other communication is to be given to the Security Trustee, the Security Trustee may assume:

               (i) the authenticity and validity of any signature in any such document and that such document has been duly authorised; and

               (ii) the accuracy of any information contained in any such documents,


               in either case unless the officers of the Security Trustee responsible for the administration of the Trust are not actually aware to the contrary.

         (b) (TRUSTEE NOT LIABLE FOR LOSS) The Security Trustee shall not be responsible for any loss arising from any forgery or lack of authenticity or any act, neglect, mistake or discrepancy of the Manager, the Note Trustee or a Servicer or any officer, employee, agent or delegate of the Manager, the Note Trustee or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Security Trustee responsible for the administration of the Trust are not actually aware of such forgery, lack of authenticity or validity, act, neglect, mistake or discrepancy.

47.3     COMPLIANCE WITH LAWS

         The Security Trustee shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any applicable present or future law of any place or any applicable ordinance, rule, regulation or by law or of any applicable decree, order or judgment of any competent court or other tribunal, the Security Trustee shall be prohibited from doing or performing.

47.4     RELIANCE ON EXPERTS

         The Security Trustee may rely on and act on the opinion or statement or certificate or advice of or information obtained from the Note Trustee, the Servicer, barristers or solicitors (whether instructed by the Security Trustee or not), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Security Trustee shall not be liable for


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information except to the extent of losses, costs, claims or damages caused by the Security Trustee's fraud, negligence or breach of trust.

47.5     OVERSIGHTS OF OTHERS

         Having regard to the limitations on the Security Trustee's duties, powers, authorities and discretions under this deed, the Security Trustee shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of any person or agent appointed by the Security Trustee or on whom the Security Trustee is entitled to rely under this deed (other than a Related Body Corporate), attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or adviser to the Security Trustee except to the extent of losses, costs, claims or damages caused by the Security Trustee's fraud, negligence or breach of trust, provided that nothing in this deed or any other Transaction Document imposes any obligations on the Security Trustee to review or supervise the performance by any other party of its obligations.

47.6     POWERS, AUTHORITIES AND DISCRETIONS

         Except as otherwise provided in this deed and in the absence of fraud, negligence or breach of trust, the Security Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

47.7     IMPOSSIBILITY OR IMPRACTICABILITY

         If for any other reason it becomes impossible or impracticable for it to carry out any or all of the provisions of this deed or any other Transaction Document, the Security Trustee shall not be under any liability and, except to the extent of its own fraud, negligence or breach of trust, nor shall it incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by it or its officers, employees, agents or delegates.

47.8     LEGAL AND OTHER PROCEEDINGS

         (a) (INDEMNITY FOR LEGAL COSTS) The Security Trustee shall be indemnified out of the Trust for all legal costs and disbursements on a full indemnity basis and all other costs, disbursements, outgoings and expenses incurred by the Security Trustee in connection with:

               (i) the enforcement or contemplated enforcement of, or preservation of rights under;

               (ii) without limiting the generality of paragraph (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of; and

               (iii) obtaining legal advice or opinions concerning or relating to the interpretation or construction of,


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               this deed or any other Transaction Document or otherwise under or in respect of the Trust provided that the enforcement, contemplated enforcement or preservation by the Security Trustee (as the case may be) of the rights referred to in paragraph (i) or the court proceedings referred to in paragraph (ii) (including in each case the defence of any action, suit, proceeding or dispute brought against the Security Trustee), and the basis of incurring any of those costs, disbursements, outgoings and expenses by the Security
               Trustee:

               (iv) has been approved in advance by an Extraordinary Resolution of the Voting Mortgagees; or

               (v) the Security Trustee reasonably considers the incurring of those costs, disbursements, outgoings and expenses to be necessary to protect the Security Trustee against potential personal liability.

         (b) (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC.) The Security Trustee shall be entitled to claim in respect of the above indemnity from the Trust for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or breach of trust is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to the Trust the amount previously paid by the Trust to it in respect of that indemnity.

47.9     NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

         Except to the extent caused by the fraud, negligence or breach of trust on the Security Trustee's part or on the part of any of its officers or employees, or any agents or delegate, sub-agent, sub-delegate employed by the Security Trustee in accordance with this deed (and where this deed provides that the Security Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this deed, the Security Trustee shall not be liable personally for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any Mortgagee or any other person or for any loss howsoever caused in respect of any of the Trust or to any Mortgagee or other person.

47.10    FURTHER LIMITATIONS ON SECURITY TRUSTEE'S LIABILITY

         Subject to clause 47.2, the Security Trustee shall not be liable:

         (a) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Security Trustee, or any of its officers or employees, or any agent, delegate, sub-agent, sub-delegate employed by the Security Trustee in accordance with this deed (and where this deed provides that the Security Trustee is liable for the acts or omissions of any such person) to carry out any


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


               transactions contemplated by this deed, constitutes fraud, negligence or breach of trust;

         (b) for any losses, costs, damages or expenses caused by its acting (in circumstances where this deed requires it to act or contemplates that it may so act) on any instruction or direction given to it by:

               (i) any Mortgagee under this deed, any other Transaction Document or any other document;

               (ii) by any person under a Support Facility, Receivable or Receivable Security; or

               (iii) an Obligor,

               except to the extent that it is caused by the fraud, negligence or breach of trust of the Security Trustee, or any of its officers or employees, or an agent or delegate employed by the Security Trustee in accordance with this deed to carry out any transactions contemplated by this deed;

         (c) for any Manager's Default, Servicer Transfer Event or Title Perfection Event;

         (d) without limiting the Security Trustee's obligations under the Transaction Documents, for any act, omission or default of the Servicer in relation to its servicing duties or its obligations under the Servicing Agreement;

         (e) without limiting the Security Trustee's obligations under the Transaction Documents, for any act, omission or default of the Custodian in relation to its custodial duties or its obligations under the Custodian Agreement;

         (f) without limiting the Security Trustee's obligations under the Transaction Documents, for any act, omission or default of the Note Trustee in relation to its obligations under the Transaction Documents;

         (g) without limiting the Security Trustee's obligations under the Transaction Documents, for any act, omission or default of a Paying Agent in relation to its obligations under the Transaction Documents;

         (h) without limiting the Security Trustee's obligations under the Transaction Documents, for any act, omission or default of the Calculation Agent in relation to its obligations under the Transaction Documents;

         (i) for the failure of a person to carry out an agreement with the Security Trustee in connection with the Trust; or

         (j) for any losses, costs, liabilities or expenses caused by the Security Trustee's failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the Manager, the Note Trustee or the Servicer,


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         except, in the case of paragraphs (c) to (j) (inclusive), to the extent that it is caused by the fraud, negligence or breach of trust of the Security Trustee.

         Nothing in this clause 47.10 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Security Trustee to supervise the Manager or the Note Trustee in the performance of the Manager's or the Note Trustee's functions and duties, and the exercise by the Manager or the Note Trustee of its discretions.

47.11    CONFLICTS

         (a) (NOT LIABLE TO ACCOUNT) A Relevant Person shall not be in any way liable to account to any Mortgagee or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above.

         (b) (FIDUCIARY RELATIONSHIP) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of its business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this deed could or might have lawfully entered into if not a party to this deed. A Relevant Person shall not be accountable to any Mortgagee or any other person for any profits arising from any such contracts, transactions or offices.

47.12    INFORMATION

         Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Security Trustee under this deed or any other Transaction Document, the Security Trustee shall not have any duty or responsibility to provide any person (including any Mortgagee) with any credit or other information concerning the affairs, financial condition or business of the Trust.

47.13    INVESTIGATION BY SECURITY TRUSTEE

         Each Mortgagee acknowledges that:

         (a) the Security Trustee has no duty, and is under no obligation, to investigate whether a Manager's Default, Servicer Transfer Event or Title Perfection Event has occurred in relation to the Trust other than where it has actual notice;

         (b) the Security Trustee is required to provide the notices referred to in this deed in respect of a determination of Material Adverse Effect only if it is actually aware of the facts giving rise to the Material Adverse Effect; and


--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (c) in making any such determination, the Security Trustee will seek and rely on advice given to it by its advisors in a manner contemplated by this deed.


EXECUTED as a deed in Sydney.

Each attorney executing this deed thereby states that he has no notice of alteration to, or revocation or suspension of, his power of attorney.



CHARGOR


SIGNED SEALED and DELIVERED              )
on behalf of                             )
PERPETUAL TRUSTEES CONSOLIDATED LIMITED  )
by its attorney under Power of Attorney  )
dated                                    )
in the presence of:                      )  -----------------------------------
                                            Signature


-----------------------------------------   -----------------------------------
Witness                                     Print name


-----------------------------------------
Print name

SECURITY TRUSTEE



SIGNED SEALED and DELIVERED              )
on behalf of                             )
P.T. LIMITED                             )
by its attorney under Power of Attorney  )
dated                                    )
in the presence of:                      )  -----------------------------------
                                            Signature


-----------------------------------------   -----------------------------------
Witness                                     Print name


-----------------------------------------
Print name







--------------------------------------------------------------------------------

SECURITY TRUST DEED                                       ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



MANAGER



SIGNED SEALED and DELIVERED              )
on behalf of                             )
CRUSADE MANAGEMENT LIMITED               )
by its attorney Power of Attorney        )
dated                                    )
in the presence of:                      )  -----------------------------------
                                            Signature


-----------------------------------------   -----------------------------------
Witness                                     Print name


-----------------------------------------
Print name




NOTE TRUSTEE


SIGNED SEALED and DELIVERED              )
for and on behalf of                     )
WILMINGTON TRUST COMPANY LIMITED         )
by its attorney Power of Attorney        )
dated                                    )
in the presence of:                      )  -----------------------------------
                                            Signature


-----------------------------------------   -----------------------------------
Witness                                     Print name


-----------------------------------------
Print name















--------------------------------------------------------------------------------
                                                                         Page 65